UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Infinity Core Alternative Fund

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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(1)	Title of each class of securities to which transaction applies:
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Infinity Core Alternative Fund

August 17, 2021

Dear Shareholder,

Infinity Core Alternative Fund (the “Fund”) will hold two Special Meetings of Shareholders on September 28, 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 (the “Special Meetings”). The first Special Meeting will be held at 10:00 a.m. (Eastern Time) and the second Special Meeting will be held at 10:30 a.m. (Eastern Time). Formal notices of each Special Meeting appear on the next pages and are followed by the Proxy Statement for both Special Meetings.

At the first Special Meeting, you will be asked to approve the election of one nominee to the Board of Trustees (the “Board”) of the Fund. The approval of the new trustee is based upon the recommendation of the Fund’s Nominating Committee.

At the second Special Meeting, you will be asked to approve (i) a new investment management agreement between the Fund and Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) (the “New Investment Management Agreement”) and (ii) a new investment sub-advisory agreement among the Fund, VAM and Infinity Capital Advisors, LLC (“Infinity”) (the “New Investment Sub-Advisory Agreement,” and together with the New Investment Management Agreement, the “Agreements”). The approval of (i) the New Investment Management Agreement and (ii) the New Investment Sub-Advisory Agreement are being proposed because of an expected change in control of VAM that will automatically terminate the existing investment management and sub-advisory agreements.

The enclosed proxy statement explains the following proposals:

•	Approval of the election of Gary E. Shugrue, to the Board of Trustees.

•	A proposal to approve a New Investment Management Agreement between the Fund and VAM.

•	A proposal to approve a New Investment Sub-Advisory Agreement among the Fund, VAM and Infinity.

Thank you for your investment in the Fund. I encourage you to exercise your rights in governing the Fund by voting on the proposals. The Board of Trustees recommends that you vote FOR the proposals above. Your vote is important.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Investment Management Agreement and the New Investment Sub-Advisory Agreement. Under the New Investment Management Agreement, VAM will continue to provide investment advisory services to the Fund under terms that are similar in all material respects to those of the prior investment management agreement and for the same fees that are currently in effect. Under the New Investment Sub-Advisory Agreement, Infinity will continue to provide investment advisory services to the Fund under terms that are similar in all material respects to those of the prior investment sub-advisory agreement and for the same fees that are currently in effect. The investment advisory personnel who provided services to the Fund under the previous Agreements will continue to do so.

After reviewing the Trustee Nominee’s experience and qualifications, the Board concluded that the election of the Trustee Nominee would be in the Fund’s and shareholders’ best interests.

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Whether or not you expect to attend the Special Meetings, it is important that your shares be represented. Your immediate response will help reduce the need for the Fund to conduct additional proxy solicitations. Please review the proxy statement and then vote by Internet, telephone or mail as soon as possible. If you vote by mail, please sign and return all of the proxy cards included in this package. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Solutions, LLC (“AST”) toll-free at (888) 625-2588.

We are concerned about your health and safety during the current coronavirus (COVID-19) pandemic, and we intend to monitor the recommendations of public health officials and governmental restrictions as the situation continues to evolve. In light of the COVID-19 pandemic, the Fund is urging all shareholders to take advantage of voting by mail, by telephone or through the Internet. Currently, the Special Meetings will be held at the offices of Faegre Drinker Biddle & Reath, LLP located at One Logan Square, Suite 2000, Philadelphia, PA 19103-6996.

If you plan to attend the Special Meetings in person, please note that the Special Meetings will be held in accordance with any recommended and required social distancing and safety guidelines, as applicable.

If we decide to hold the Special Meetings at different times, in a different location, or partially or entirely by means of remote communication (i.e., a virtual meeting), we will announce any such updates by means of a press release, which will be posted on AST’s website at vote.proxyonline.com. We encourage you to check the website prior to the Special Meetings if you plan to attend the Special Meetings. An announcement of any change will also be filed with the Securities and Exchange Commission via its EDGAR system.

Sincerely,

/s/ Terrance P. Gallagher
Terrance P. Gallagher
Trustee

IMPORTANT INFORMATION

Q.	Why am I receiving this proxy statement?

A.	You are being asked to vote on several important matters affecting the Infinity Core Alternative Fund (the “Fund”):

(1)	Approval of nominee to the Board of Trustees of the Fund.

Standing for election to the Board of Trustees (“Board”) is one nominee, Gary E. Shugrue. Mr. Shugrue has served as an advisory board member of the Fund since December 2018. Information about Mr. Shugrue is set forth in the proxy statement.

(2)	Approval of a New Investment Management Agreement between the Fund and Vivaldi Asset Management, LLC.

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment management agreement between the Fund and VAM dated August 16, 2013. The controlling member of VAM is Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”). On or about September 15, 2021 (the “Effective Date”), Vivaldi is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will be called FT Capital Solutions LP (“FTCS”). It is anticipated that FTCS will be owned 50% by FTCP and 50% by Vivaldi (the “Transaction”). In connection with the Transaction, VAM will be controlled by FTCS and expects to change its name to First Trust Capital Management LLC; however, there will not be any changes in the management or day-to-day advisory services provided to the Fund as a result of the change in control of VAM. Further, the Fund’s portfolio management team will remain unchanged.

The Transaction constitutes an “assignment” of the investment management agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the investment management agreement, an assignment results in the automatic termination of such investment management agreement. As a result, the investment management agreement with VAM will automatically terminate on the Effective Date. If Vivaldi Holdings and FTCP decide to close the Transaction prior to the Special Meeting, VAM will continue to provide investment advisory services to the Fund pursuant to an interim investment management agreement that will expire 150 days after the Effective Date. Therefore, to permit VAM to continue to serve as investment adviser to the Fund after the expiration of the interim investment management agreement, shareholders are being asked to approve a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”).

(3)	Approval of a New Sub Advisory Agreement between the Fund, Vivaldi Asset Management, LLC and Infinity Capital Advisors, LLC.

In addition to the termination of the current investment management agreement discussed above, the Transaction will also automatically terminate the current investment sub-advisory agreement with Infinity Capital Advisors, LLC (“Infinity” or the “Sub-Adviser”) on the Effective Date. If Vivaldi Holdings and FTCP decide to close the Transaction prior to the Special Meeting, Infinity will continue to provide sub-advisory services to the Fund pursuant to an interim investment sub-advisory agreement that will expire 150 days after the closing of the Transaction. Therefore, to permit Infinity to continue serve as sub-adviser to the Fund after the expiration of the interim investment sub-advisory agreement, shareholders are being asked to approve a new investment sub-advisory agreement among the Fund, VAM and Infinity (the “New Investment Sub-Advisory Agreement”).

Approval of Trustee Nominee

Q.	Will the nominee be an Independent Trustee if elected?

A.	Yes. If elected by shareholders, the nominee will not be an “interested person” of the Fund and therefore will be an Independent Trustee as defined in the 1940 Act. Independent Trustees play a critical role in overseeing Fund operations and representing the interests of shareholders.

Q.	How long will the Trustee serve?

A.	If elected, the nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If the nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for such replacement nominee as may be designated by the Board.

Q.	When will the new Trustee take office?

A.	If the nominee is elected by shareholders at the first Special Meeting, he will immediately begin serving as an independent trustee of the Fund.

Approval of the New Investment Management Agreement for the Fund

Q.	Who are Vivaldi Asset Management, LLC, Vivaldi Holdings, LLC and First Trust Capital Partners, LLC?

A.

Vivaldi Asset Management, LLC (“VAM”) is an SEC-registered investment adviser which, together with its affiliates, has approximately $4.1 billion of assets under management as of June 30, 2021. Founded in 2013, VAM specializes in structuring and managing both single and multi-strategy registered public funds.

Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”) is the controlling member of VAM and is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture to create a new entity, FT Capital Solutions LP (“FTCS”). It is anticipated that this new entity will be owned 50% by FTCP and 50% by Vivaldi. As a result of the Transaction, VAM will be controlled by FTCS and expects to change its name to First Trust Capital Management LLC.

FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment advisor (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

Q.	How will this affect my account with the Fund?

A.	The Transaction should not affect your account. You can expect the same level of management expertise and quality shareholder service at the conclusion of the Transaction. Furthermore, the Fund’s portfolio management team will remain unchanged and there are not any anticipated changes to the management or day-to-day advisory services provided to the Fund as a result of the Transaction.

Q.	Will the investment management fees be the same upon approval of the New Investment Management Agreement?

A.	Yes, the investment management fees payable by the Fund under the New Investment Management Agreement will be identical to the current management fees applicable to the Fund. The Fund will pay compensation to VAM at an annual rate of 1.25% payable monthly in arrears based upon the Fund’s month-end net assets.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Management Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser on an interim basis without shareholders’ prior approval of the interim investment advisory agreement, if the adviser agrees to provide such services on substantially the same terms as under the prior advisory agreement. An adviser may act on such an interim basis for a period of 150 days.

The investment management agreement with VAM will automatically terminate as a result of the Transaction. Since the parties may decide to close the Transaction prior to the Special Meeting, the Board, at a meeting held on July 27, 2021, considered and approved an interim investment management agreement between the Fund and VAM (the “Interim Investment Management Agreement”) to provide the Fund and its shareholders with investment advisory management continuity. The Interim Investment Management Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board or VAM, or until the new Investment Management Agreement is approved by shareholders.

However, if shareholders do not approve the New Investment Management Agreement prior to the expiration of the Interim Investment Management Agreement, VAM will cease providing investment advisory services to the Fund and the Board of Trustees will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim Investment Management Agreement, the advisory fees earned by VAM during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to VAM if shareholders approve the new Investment Management Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Investment Management Agreement within 150 days of the Effective Date, VAM will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Investment Management Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

Approval of New Sub-Advisory Agreement among the Fund, Vivaldi and Infinity Capital Advisors, LLC.

Q.	Who is Infinity Capital Advisors, LLC?

A.	Infinity Capital Advisors, LLC (“Infinity”) is controlled by Infinity Capital Partners, LLC (“Infinity Partners”), an independent, privately owned fund of hedge funds manager based in Atlanta, Georgia. Infinity is an SEC-registered investment adviser and serves as the investment manager to all Infinity managed investment entities. Founded in 2002, Infinity Partners is owned and managed by its principal partners. Infinity’s investors include high net worth individuals, family offices, wealth management firms, institutional investors.

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Q.	Will the sub-advisory fee be the same upon approval of the New Investment Sub-Advisory Agreement?

A.	Yes, the investment sub-advisory fees under the New Investment Sub-Advisory Agreement will be identical to the current investment sub-advisory fees applicable to the Fund. The Adviser, not the Fund, pays compensation to Infinity of 50% of any investment management fees the Adviser receives from the Fund pursuant to the Investment Management Agreement.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Sub-Advisory Agreement?

A.	Rule 15a-4 under the 1940 Act permits the Board to appoint an adviser and/or sub-adviser on an interim basis without shareholders’ prior approval of the interim investment sub-advisory agreement, if the adviser and/or sub-adviser agrees to provide such services on substantially the same terms as under the prior investment sub-advisory agreement. An adviser and/or sub-adviser may act on such an interim basis for a period of 150 days.

The investment sub-advisory agreement with Infinity will automatically terminate as a result of the Transaction. Since the parties may decide to close the Transaction prior to the Special Meeting, the Board, at a meeting held on July 27, 2021, considered and approved an interim investment management agreement among the Fund, VAM and Infinity (the “Interim Investment Sub-Advisory Agreement”) to provide the Fund and its shareholders with investment advisory continuity. The Interim Investment Sub-Advisory Agreement is not required to be approved by shareholders and will continue in effect for 150 days following the Effective Date, unless terminated sooner by the Board, VAM or Infinity, or until the new Investment Sub-Advisory Agreement is approved by shareholders.

However, if shareholders do not approve the New Investment Sub-Advisory Agreement prior to the expiration of the Interim Investment Sub-Advisory Agreement, Infinity will cease providing investment advisory services to the Fund and the Board of Trustees will consider other alternatives and make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Under the Interim Investment Sub-Advisory Agreement, the sub-advisory fees that VAM would pay to Infinity during the interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to Infinity if shareholders approve the new Investment Sub-Advisory Agreement, within 150 days of the Effective Date. If shareholders do not approve the New Investment Sub-Advisory Agreement within 150 days of the Effective Date, Infinity will be paid the lesser of: (i) any costs incurred in performing its duties under the Interim Investment Sub-Advisory Agreement, plus interest earned on the amount while in escrow; or (ii) the total amount in the escrow account related to its interim services, plus interest if earned.

General

Q.	Will the management fees paid by the Fund increase if the New Investment Management Agreement and the New Investment Sub-Advisory Agreement are approved?

A.	The management fee rate paid to VAM and sub-advisory fee rate paid to Infinity will not increase as a result of the Transaction. The sub-advisory fee is paid by VAM and not the Fund. Under the current expense limitation agreement VAM and Infinity have jointly and severally agreed to waive fees that they would otherwise have been paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Total Annual Expenses (excluding taxes, interest, brokerage commissions, other transaction-related expenses, extraordinary expenses, commitment or non-use fees related to the Fund’s line of credit, and any Acquired Fund Fees and Expenses) do not exceed 1.50% of the net assets of the Fund on an annualized basis (the “Expense Limit”). For a period not to exceed three years from the date on which a Waiver is made, VAM and/or Infinity may recoup amounts waived or assumed, provided they are able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (i) the expense limit in effect at the time of the waiver and (ii) the expense limit in effect at the time of the recoupment. In addition, VAM has contractually agreed to maintain the same expense limitation and reimbursement agreement with the Fund currently in effect for at least one year after the effective date of the New Investment Management Agreement. Thereafter the agreement will automatically review unless terminated by the Fund or VAM. For the fiscal year ended March 31, 2021, VAM and Infinity waived fees and reimbursed expenses in the amount of $227,940. At March 31, 2021, $186,237 is subject for recoupment through March 31, 2022, $208,486 is subject for recoupment through March 31, 2023, and $227,940 is subject for recoupment through March 31, 2024.

Q.	Will the Fund pay for the proxy solicitation and related legal costs?

A.	No. These costs will be borne by Vivaldi and First Trust.

Q.	What will happen if shareholders of the Fund do not approve the new trustee at the first Special Meeting?

A.	If the new trustee is not approved at the first Special Meeting, the current trustees will continue to serve as the Fund’s trustees and may consider additional candidates to nominate for a future shareholders’ meeting.

Q.	What will happen if shareholders of the Fund do not approve the New Investment Management Agreement or the New Investment Sub-Advisory Agreement at the second special meeting?

A.	If the parties decide to close the Transaction prior to the Special Meeting, and the shareholders do not approve the New Investment Management Agreement or the New Investment Sub-Advisory Agreement at the second Special Meeting, each of the Interim Investment Management Agreement and Interim Investment Sub-Advisory Agreement will be effective for up to 150 days following the Effective Date. If shareholders do not approve the New Agreements within the term of the Interim Agreements, the Board will consider other alternatives and will make such arrangements for the management of the Fund’s investments as it deems appropriate and in the best interests of the Fund.

Q.	How does the Board recommend that I vote?

A.	The current members of the Board, including all of the Independent Trustees, recommend that you vote in favor of the proposals.

Q.	What shareholder vote is required for the nominee to the Board to be approved?

A.	The nominee to the Board will be approved if the nominee receives a plurality of the votes cast by shareholders at the first Special Meeting.

Q.	What shareholder vote is required for the New Investment Management Agreement and the New Investment Sub-Advisory Agreement to be approved?

A.	Each of the New Investment Management Agreement and the New Investment Sub-Advisory Agreement are approved if it receives the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

Q.	I have only a few shares — does my vote matter?

A.	Your vote is important. If many shareholders choose not to vote, the Fund might not receive enough votes to reach a quorum to hold the Special Meetings. If it appears that there will not be a quorum, the Fund would have to send additional mailings or otherwise solicit shareholders to try to obtain more votes.

Q.	What is the deadline for submitting my vote?

A.	We encourage you to vote as soon as possible to make sure that the Fund receives enough votes to act on the proposals. Unless you attend the Special Meetings to vote in person, your vote (cast by Internet, telephone or paper proxy cards as described below) must be received by the Fund for the first Special Meeting by 10:00 a.m. Eastern Time and for the second Special Meeting by 10:30 a.m. Eastern Time on September 28, 2021.

Q.	Who is eligible to vote?

A.	Any person who owned shares of the Fund on the “Record Date,” which was August 6, 2021 (even if that person has since sold those shares).

Q.	How can I vote?

A.	You may vote in any of four ways:

o	Through the Internet. The proxy statement for the Special Meetings is available online at vote.proxyonline.com. Please follow the instructions on your proxy cards.

o	By telephone, with a toll-free call at (888) 227-9343, which is also indicated on the proxy cards.

o	By mailing in your proxy cards.

o	In person at the Special Meetings at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996 on September 28, 2021. The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meetings, to complete a health certification upon arrival, wear a properly fitted face mask and maintain a six foot distance from others at all times. Fully vaccinated individuals who complete a voluntary vaccination acknowledgement and provide proof of vaccination will not be required to wear a face mask.

We encourage you to vote via the Internet or telephone using the control number on your proxy cards and following the simple instructions because these methods result in the most efficient means of transmitting your vote and reduce the need for the Fund to conduct telephone solicitations and/or follow up mailings. If you would like to change your previous vote, you may vote again using any of the methods described above.

Q.	Who should I call if I have questions?

A.	If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST, toll-free at (888) 625-2588. Representatives are available to take your call Monday-Friday, 9:00 a.m. to 10:00 p.m.

Q.	How should I sign the proxy cards?

A.	You should sign your name exactly as it appears on the proxy cards. Unless you have instructed us otherwise, either owner of a joint account may sign the cards, but again, the owner must sign the name exactly as it appears on the cards. The proxy cards for accounts of which the signer is not the owner should be signed in a way that indicates the signer’s authority—for example, “Mary Smith, Custodian.”

Infinity Core Alternative Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September 28, 2021

Infinity Core Alternative Fund (the “Fund”) will host the first Special Meeting of Shareholders on September 28, 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at 10:00 a.m. Eastern Time (the “Special Meeting”). This first Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve the election of Gary E. Shugrue to the Board of Trustees of the Fund.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL TO APPROVE THE ELECTION OF THE NEW TRUSTEE OF THE FUND.

Shareholders of record of the Fund at the close of business on August 6, 2021 are entitled to notice of and to vote at the first Special Meeting and any adjournment(s) thereof. The Notice of the first Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about August 17, 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer
Secretary

August 17, 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

x

Infinity Core Alternative Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held September 28, 2021

Infinity Core Alternative Fund (the “Fund”) will host the second Special Meeting of Shareholders on September 28, 2021 at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, PA 19103-6996, at 10:30 a.m. Eastern Time (the “Special Meeting”). This second Special Meeting of the Fund is being held so that shareholders can consider the following:

1.	A proposal to approve a new investment management agreement between the Fund and Vivaldi Asset Management, LLC (“VAM”), as a result of a change in control that will automatically terminate the existing investment management agreement.

2.	A proposal to approve a new sub-advisory agreement among the Fund, VAM and Infinity Capital Advisors, LLC (“Infinity”), as a result of VAM’s change in control that will automatically terminate the existing sub-advisory agreement.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSALS TO APPROVE (i) THE NEW INVESTMENT MANAGEMENT AGREEMENT WITH VAM; AND (ii) THE NEW SUB-ADVISORY AGREEMENT WITH INFINITY.

Shareholders of record of the Fund at the close of business on August 6, 2021 are entitled to notice of and to vote at the second Special Meeting and any adjournment(s) thereof. The Notice of the second Special Meeting of Shareholders, proxy statement and proxy card is being mailed on or about August 17, 2021 to such shareholders of record.

By Order of the Board of Trustees,

/s/ Ann Maurer
Ann Maurer
Secretary

August 17, 2021

YOUR VOTE IS IMPORTANT

You can vote easily and quickly over the Internet, by toll-free telephone call, or by mail. Just follow the simple instructions that appear on your proxy card. Please help the Fund reduce the need to conduct telephone solicitation and/or follow-up mailings by voting today.

Infinity Core Alternative Fund

c/o UMB Fund Services, Inc.

235 West Galena Street

Milwaukee, WI 53212

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS

September 28, 2021

Introduction

This proxy statement is being provided to you on behalf of the Board of Trustees of Infinity Core Alternative Fund (the “Fund”) in connection with the solicitation of proxies to be used at two Special Meetings of Shareholders (the “Special Meetings”) of the Fund. The following table identifies the proposals set forth in this proxy statement.

First Special Meeting:

Proposal Number	Proposal Description
1	Approval of the election of Gary E. Shugrue to the Board of Trustees of the Fund.

Second Special Meeting:

Proposal Number	Proposal Description
1	Approval of new investment management agreement with Vivaldi Asset Management, LLC (“VAM”)
2	Approval of new investment sub-advisory agreement with Infinity Capital Advisors, LLC (“Infinity”)

You will find this proxy statement divided into six parts:

Part 1 Provides details on the proposal to approve the election of the Trustee nominee (see page 3).

Part 2 Provides details on the proposal to approve the new investment management agreement with Vivaldi (see page 11).

Part 3 Provides details on the proposal to approve the new sub-advisory agreement with Infinity (see page 18).

Part 4 Provides information about ownership of shares of the Fund (see page 24).

Part 5 Provides information on proxy voting and the operation of the Special Meetings (see page 25).

Part 6 Provides information on other matters (see page 28).

The first Special Meeting will be held to consider and vote upon the approval of the proposal described in Part 1 of the proxy statement. The second Special Meeting will be held to consider and vote upon the approval of the proposals described in Parts 2 and 3 of the proxy statement.

Please read the proxy statement before voting on the proposals. If you have any questions regarding the proposals or the voting process, please call our proxy solicitation agent, AST Fund Solutions, LLC (“AST”), toll-free at (888) 625-2588.

We anticipate that the Notices of the two Special Meetings of Shareholders, this proxy statement and the proxy cards (collectively, the “proxy materials”) will be mailed to shareholders beginning on or about August 17, 2021.

Annual and Semi-Annual Reports. The Fund’s most recent annual and semi-annual reports to shareholders are available at no cost. You may view these reports at the Fund’s website at www.vivaldifunds.com. You may also request a report by calling toll-free at 1 (877) 779-1999.

Important Notice Regarding the Availability of Materials for the Shareholder Meetings to be Held on September 28, 2021

The proxy statement for the Special Meetings is available online at vote.proxyonline.com.

PART 1

First Meeting

DESCRIPTION OF PROPOSAL 1

APPROVAL OF TRUSTEE NOMINEE

The Nominating Committee of the Board of Trustees of Infinity Core Alternative Fund (the “Fund”) has recommended to the Board of Trustees (the “Board” or “Trustees”) the nomination of a new trustee, Gary E. Shugrue (“Trustee Nominee”), to serve as a Trustee of the Fund. After reviewing the Trustee Nominee’s experience and qualifications, the Board concluded that the election of the Trustee Nominee would be in the Fund’s and shareholders’ best interest. At a special meeting held on July 27, 2021, the Board considered and approved the election of the Trustee Nominee to the Fund, subject to the approval of shareholders.

Shareholders will be asked to vote on a proposal to elect the Trustee Nominee to serve as a Trustee to the Fund as an independent trustee as defined in the Investment Company Act of 1940 (the “1940 Act”) (“Independent Trustee”). If elected, Mr. Shugrue would serve with the current Trustees of the Fund, Messrs. David G. Lee, Robert Seyferth and Terrance Gallagher. Mr. Shugrue has served as an advisory board member of the Fund since December 2018, and has attended meetings of the Board as a non-voting participant.

The Trustee Nominee has consented to stand for election and to serve if elected. If elected, the Trustee Nominee will serve for a term of indefinite duration until his successor is elected and qualified, or his earlier death, resignation or removal, or until declared bankrupt or incompetent by a court of appropriate jurisdiction. If the Trustee Nominee should be unable to serve, an event that is not currently anticipated, shareholders will vote for a replacement nominee as may be designated by the Board.

Information regarding the Trustee Nominee, including brief biographical information, is set forth below as of June 30, 2021.

Trustee Nominee

Name, Address* and Age	Position(s) Held with the Funds	Term of Office/Length of Time Served	Principal Occupation(s) and Other Trusteeships Held Past 5 Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustee Nominee
Gary E. Shugrue Year of Birth: 1954	Trustee Nominee and Advisory Board Member	Advisory Board Member since December 2018	Managing Director, Veritable LP (2016- Present); Founder/ President, Ascendant Capital Partners, LP (2001 – 2015).	7
* **

The address of the Trustee Nominee, if elected, will be 235 W. Galena Street, Milwaukee, WI 53212.

The fund complex consists of the Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, and Optima Dynamic Alternatives Fund.

The Board believes that the Trustee Nominee has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to his service as a Trustee of the Fund in view of the Fund’s business and structure. The Trustee Nominee has a demonstrated record of business and/or professional accomplishment. The Board annually conducts a “self-assessment” wherein the performance of the Board and the effectiveness of the Board’s committee structures are reviewed.

In addition to the information provided in the chart above, below is certain additional information concerning the Trustee Nominee and certain of his Trustee Attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee Attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, to communicate effectively, to exercise judgment, to ask incisive questions, and to manage people and problems or to develop solutions.

Gary E. Shugrue. Mr. Shugrue has served as an advisory board member since December 2018. He has more than 32 years of experience in the financial services industry.

Set forth below are the names and certain biographical information for the Fund’s current trustees and officers, as reported by them to the Fund.

Trustees of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen**
Independent Trustees
David G. Lee Year of Birth: 1952	Chairman and Trustee	Chairman since May 2019; Trustee since Inception	President and Director, Client Opinions, Inc. (2003 – 2012); Chief Operating Officer, Brandywine Global Investment Management (1998 – 2002).	11
Robert Seyferth Year of Birth: 1952	Trustee	Since Inception	Chief Procurement Officer/Senior Managing Director, Bear Stearns/JP Morgan Chase (1993 – 2009).	11
Interested Trustee
Terrance P. Gallagher*** Year of Birth: 1958	Trustee	Since June 2020	Executive Vice President and Director of Fund Accounting, Administration and Tax; UMB Fund Services, Inc. (2007 – present); President, Investment Managers Series Trust II (2013- Present); Treasurer, American Independence Funds Trust (2016-2018); Treasurer, Commonwealth International Series Trust (2010-2015).	11

(1)	Each trustee of the Fund serves for an indefinite term until the date his successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
*	The address of each trustee is 235 W. Galena Street, Milwaukee, WI 53212.
**	The fund complex consists of the Fund, Infinity Long/Short Equity Fund, LLC, The Relative Value Fund, Variant Alternative Income Fund, Corbin Multi-Strategy Fund, LLC, Agility Multi-Asset Income Fund, Keystone Private Income Fund, Aspiriant Risk-Managed Real Asset Fund, Aspiriant Risk-Managed Capital Appreciation Fund, AFA Multi-Manager Credit Fund, and Optima Dynamic Alternatives Fund
***	Mr. Gallagher is deemed an interested person of the Fund because of his affiliation with the Fund’s Administrator.

Officers of the Fund

Name, Address* and Age	Position(s) With the Fund	Length of Time Served(1)	Principal Occupation During Past Five Years
Michael Peck Year of Birth: 1980	President	Since Inception	President, Co-Chief Investment Officer, and Portfolio Manager, Vivaldi Capital Management, LLC (2012 - present); Portfolio Manager, Coe Capital Management (2010 –2011).
Randal Golden Year of Birth: 1967	Treasurer	Since Inception	Co-Founder and CFO, Vivaldi Capital Management, LLC (2012 – Present); Managing Director, FGMK/Preservation Capital Partners (2005 – 2011).
Ann Maurer Year of Birth: 1972	Secretary	Since 2018	Senior Vice President, Client Services, Inc. (financial services firm) (September 2017 – Present); Vice President, Senior Client Service Manager (January 2013 – September 2017), Assistant Vice President, Client Relations Manager (2002 – January 2013).
Perpetua Seidenberg Year of Birth: 1990	Chief Compliance Officer	Since 2018	Compliance Director, Vigilant Compliance, LLC (an investment management services company) from March 2014 – Present; Auditor, PricewaterhouseCoopers (professional services firm) (September 2012 – March 2014).

(1)	Each officer of the Fund serves for an indefinite term until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.
*	The address of each officer is 235 W. Galena Street, Milwaukee, WI 53212.

Role of the Board

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser, Sub-Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Fund’s Amended and Restated Agreement and Declaration of Trust. The Board is currently composed of three members, two of whom are Independent Trustees. The Board will hold regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibility. The Independent Trustees meet with their independent legal counsel in person prior to and/or during each quarterly in-person board meeting. As described below, the Board has established a Valuation Committee, an Audit Committee and a Nominating Committee, and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

Leadership Structure and Risk Oversight

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. Two of the Fund’s current Trustees are Independent Trustees and if elected, Gary E. Shugrue would be an Independent Trustee of the Fund.

Fund counsel has advised the Board with respect to matters relating to their responsibilities in connection with the Fund. The Board has determined that its structure, in which all of the Trustees except Mr. Gallagher are Independent Trustees, is appropriate because it allows the Board to exercise informed and independent judgment over matters under its purview and it allocates areas of responsibility among committees of Trustees and the full Board in a manner that enhances effective oversight.

The Fund is subject to a number of risks, including investment, compliance, operational and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, Sub-Adviser and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser, Sub-Adviser and other service providers employ a variety of processes, procedures and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser, the Sub-Adviser and other service providers has its own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board requires senior officers of the Fund, including the President, Treasurer and Chief Compliance Officer, and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee receives regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board also receives reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Sub-Adviser and the Fund’s custodian, distributor and administrator. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Board Meetings and Committees

The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers and for acting as a liaison between the Fund’s independent registered public accounting firm and the Board. Currently, the members of the Audit Committee consist of the Fund’s Independent Trustees. Mr. Seyferth serves as Chairman of the Audit Committee and is an Audit Committee Financial Expert. If elected, Gary Shugrue, will serve as a member of the Audit Committee. The Board has adopted a written charter for the Audit Committee. The Fund does not provide the Audit Committee charter on a website, but a copy of the Audit Committee charter is attached to this proxy statement as Exhibit A.

The Board has formed a Nominating Committee which currently consists of the Fund’s Independent Trustees. Mr. Lee serves as Chairman of the Nominating Committee. If elected, Gary Shugrue will serve as a member of the Nominating Committee. The Nominating Committee is responsible for nominating candidates for election or appointment as Independent Trustees and undertaking such other duties as shall be required of the Nominating Committee from time to time by the Board. The Nominating Committee will consider candidates recommended by management of the Fund and by Shareholders and evaluate them both in a similar manner, as long as the recommendation submitted by a Shareholder includes at a minimum: the name, address and telephone number of the recommending Shareholder and information concerning the Shareholder’s interests in the Fund in sufficient detail to establish that the Shareholder held shares on the relevant record date; and the name, address and telephone number of the recommended nominee and information concerning the recommended nominee’s education, professional experience, and other information that might assist the Nominating Committee in evaluating the recommended nominee’s qualifications to serve as a trustee. With the Board’s prior approval, the Nominating Committee may employ and compensate counsel, consultants or advisers to assist it in discharging its responsibilities. The Board has adopted a written charter for the Nominating Committee. The Fund does not provide the Nominating Committee charter on a website, but a copy of the Nominating Committee charter is attached to this proxy statement as Exhibit B.

The Board has formed a Valuation Committee currently composed of each of the Trustees. If elected, Gary Shugrue will serve as a member of the Valuation Committee. The Valuation Committee is responsible for reviewing fair valuations of securities held by the Fund in instances as required by the valuation procedures adopted by the Board.

During the most recent fiscal year of the Fund, which ended on March 31, 2021, the Board held four regular meetings, the Audit Committee held two meetings, and the Nominating Committee and Valuation Committee did not hold any meetings. Each Trustee attended at least 75% of the total number of meetings of the Board and the Audit Committee held during the fiscal year ended March 31, 2021.

Report of the Audit Committee

In discharging its duties, during the 2021 fiscal year, the Audit Committee met with and held discussions with management and with the Fund’s independent registered public accounting firm, Grant Thornton LLP (“Grant Thornton”). Management is responsible for the Fund's internal controls over financial reporting, the financial reporting process and preparation of the Fund's financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"). Grant Thornton is responsible for performing an independent audit of the Fund's financial statements in accordance with standards of the Public Company Accounting Oversight Board ("PCAOB") and expressing an opinion on the conformity of the Fund's financial statements with U.S. GAAP. The Audit Committee also discussed with Grant Thornton the matters required to be discussed by PCAOB Auditing Standard 1301 (Communications with Audit Committees), as amended. Grant Thornton provided to the Audit Committee the written disclosures required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, and the Audit Committee discussed with representatives of Grant Thornton their firm’s independence with respect to the Fund.

Shareholders are reminded, however, that the members of the Audit Committee are not necessarily professionally engaged in the practice of auditing or accounting. Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and Grant Thornton. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audits of the Fund’s financial statements have been carried out in accordance with PCAOB auditing standards, that the financial statements are presented in accordance with U.S. GAAP or that the Fund’s independent registered public accounting firm is, in fact, “independent.”

The Audit Committee’s review and discussions of the audited financial statements of the Fund for the fiscal year ended March 31, 2021 with Fund management and Grant Thornton occurred prior to the issuance of Grant Thornton’s opinion on the financial statements and also at the Fund’s Audit Committee meeting held on June 2-3, 2021. At that meeting, the Audit Committee recommended to the Board to include the audited financial statements of the Fund for the fiscal year ended March 31, 2021 in the Annual Report of the Fund. During the fiscal year ended March 31, 2021, the Audit Committee discussed with Grant Thornton the matters required to be discussed by the applicable requirements of the PCAOB and received written affirmation of their independence pursuant to PCAOB Rule 3526.

Compensation Information

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $10,000 per fiscal year. Trustees that are interested persons are not separately compensated by the Fund. Mr. Shugrue has not received any compensation from the Fund for his services as an advisory board member; if elected, he will receive the annual retainer as an Independent Trustee of the Fund.

Trustees and Trustee Nominee Equity Ownership

As of March 31, 2021, none of the Trustees owned shares of the Fund. As of March 31, 2021, none of the Independent Trustees owned any interests in any other registered investment company overseen by the Trustees within the same family of investment companies as the Fund.

The following table sets forth, as of March 31, 2021, with respect to the Trustee Nominee, certain information regarding the beneficial ownership of shares in the Fund and of the equity securities of all registered investment companies overseen by the Trustee Nominee, if elected, within the same family of investment companies as the Fund.

Name of Trustee Nominee	Dollar Range of Shares of the Fund	Aggregate Dollar Range of Equity Securities of All Funds Overseen or to be Overseen by the Trustee Nominee in Family of Investment Companies
Gary E. Shugrue	None	None

As of March 31, 2021, none of the Independent Trustees or the Independent Trustee Nominee, nor the immediate family members of the Independent Trustees or Independent Trustee Nominee, beneficially owned or owned of record securities of the Fund’s investment adviser, sub-adviser, principal underwriter, or of any persons directly or indirectly controlling, controlled by or under common control with the Fund’s investment adviser, sub-adviser or principal underwriter.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 Act (the “1934 Act”) and Section 30(h) of the 1940 Act, taken together, require the Trustees, beneficial owners of more than 10% of a Fund’s shares, the Fund’s investment adviser, and executive officers of the Fund (collectively, “Reporting Persons”) to file with the SEC reports of their ownership and changes in their ownership of the Fund’s securities. The Fund believes that each of the Reporting Persons who was a Reporting Person during the fiscal year ended March 31, 2021 has complied with applicable filing requirements.

General Information

Investment Adviser and Sub-Adviser

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. VAM was founded in 2013 and specializes in structuring and managing both single and multi-strategy registered public funds. VAM is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of June 30, 2021, VAM had approximately $927 million in assets under management, and VAM and its affiliates had approximately $4.1 billion in assets under management. On or about September 15, 2021 (the “Effective Date”), Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”), the controlling member of VAM, is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will be called FT Capital Solutions LP (“FTCS”) (the “Transaction”). FTCS will be owned 50% by FTCP and 50% by Vivaldi. As a result of the Transaction, VAM will be controlled by FTCS and expects to change its name to First Trust Capital Management LLC.

FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment advisor (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

Infinity Capital Advisors, LLC (“Infinity”) serves as the Fund’s sub-adviser. Infinity is located at 3475 Piedmont Road NE, Suite 1525, Atlanta, GA 30305. Infinity has been registered with the SEC as an investment adviser since 2002. As of May 31, 2021, approximately $750 million of assets were under the management of Infinity and its affiliates. Infinity’s investors include high net worth individuals, family offices, wealth management firms, and institutional investors.

Distributor

Foreside Fund Services, LLC (“Foreside”) is currently the distributor of the shares of the Fund and is located at Three Canal Plaza, Suite 100, Portland, Maine 04101. Foreside is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. In connection with the Transaction, the Board will be asked to approve First Trust Portfolios L.P., located at 120 E. Liberty Drive, Suite 400, Wheaton, Illinois 60187, as the Fund’s new distributor, effective after the Effective Date of the Transaction. First Trust Portfolios L.P. is a registered broker-dealer and is a member of the FINRA.

Administrator

UMB Fund Services, Inc. (“UMB”), whose principal business address is 235 West Galena Street, Milwaukee, Wisconsin 53212, serves as the administrator for the Fund. UMB provides administrative services to the Fund pursuant to an administration agreement between the Fund and UMB.

Annual and Semi-Annual Reports

The Fund will furnish, without charge, copies of the Fund’s annual and semi-annual reports, to a shareholder upon request. To request a report, please contact the Fund by writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212, or by calling the Fund toll-free at 1 (877) 779-1999 or by visiting the Fund’s website at Vivaldifunds.com. You may also view or obtain these documents on the SEC’s website at www.sec.gov.

Independent Registered Public Accounting Firm

Grant Thornton LLP, located at 171 N. Clark Street, Suite 200, Chicago, Illinois 60601-3370, serves as the independent registered public accounting firm of the Fund. Representatives of Grant Thornton are not expected to be present at the first Special Meeting of Shareholders.

Audit Fees

The aggregate fees billed by Grant Thornton for professional services rendered for the annual audit of the Fund's financial statements for the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020 are disclosed below.

2021	2020
$ 48,590	$ 50,040

Audit-Related Fees

The aggregate fees billed by Grant Thornton for assurance and related services reasonably related to the performance of the annual audit of the Fund’s financial statements and not reported under Audit Fees above for the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020 are disclosed below.

2021	2020
$ 0	$ 0

Tax Fees

For the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, the aggregate fees billed by Grant Thornton for tax compliance, tax advice, and tax planning with respect to the Fund were as follows:

2021	2020
$ 7,250	$ 6,000

All Other Fees

For the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, the following fees were billed by Grant Thornton’s for services other than the fees reported above:

2021	2020
$ 0	$ 0

Pre-approval Policies and Procedures; Adviser Affiliates

The Board’s Audit Committee must pre-approve the audit and non-audit services of the independent registered public accounting firm prior to its engagement. During its regularly scheduled meetings, the Audit Committee pre-approves all audit, audit-related, tax and other services to be provided by Grant Thornton to the Fund. All “tax fees” and “other fees” as disclosed above were pre-approved by the Board. As shown above, there were no “audit-related fees.”

All of the hours expended on Grant Thornton’s engagement to audit the Fund’s financial statements for the most recent fiscal year were attributed to work performed by Grant Thornton’s full-time, permanent employees.

Aggregate Non-Audit Fees

For the fiscal year ended March 31, 2021 and fiscal year ended March 31, 2020, there were no aggregate non-audit fees billed by Grant Thornton for services rendered to the Fund, Vivaldi, and any entity controlling, controlled by or under common control with Vivaldi.

Appraisal Rights

Shareholders do not have any appraisal rights in connection with this proposal.

Required Vote

The provisions of the 1940 Act require that a majority of the Trustees be elected by shareholders and allow the appointment of a new Trustee by the Board to fill a vacancy on the Board only if, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Therefore, in order for Gary E. Shugrue to serve as a Trustee, he is required to be elected by shareholders.

The election of the nominee will require that the candidate receive a plurality of the votes cast at the first Special Meeting in person or by proxy.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE TRUSTEE NOMINEE.

PART 2

SECOND MEETING

DESCRIPTION OF PROPOSAL 1

APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT WITH

VIVALDI ASSET MANAGEMENT, LLC

Introduction

Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) serves as the Fund’s investment adviser pursuant to an investment advisory agreement between the Fund and VAM dated August 16, 2013 (the “Original Investment Management Agreement”). On or about September 15, 2021 (the “Effective Date”), Vivaldi Holdings, LLC (together with its affiliates, “Vivaldi”), the controlling member of VAM, is expected to partner with First Trust Capital Partners, LLC (“FTCP”) in a joint venture, which will be called FT Capital Solutions LP (“FTCS”) (the “Transaction”). FTCS will be owned 50% by FTCP and 50% by Vivaldi.

FTCP is an affiliate of First Trust Portfolios L.P. (“FTP”), a FINRA registered broker-dealer, and First Trust Advisors L.P. (“FTA”), a federally registered investment advisor (FTP and FTA, collectively “First Trust”). First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts. FTA is the supervisor of the First Trust unit investment trusts, while FTP is the sponsor. FTP is also a distributor of mutual fund shares and exchange-traded fund creation units. First Trust is based in Wheaton, Illinois.

As a result of the Transaction, VAM will be controlled by FTCS and expects to change its name to First Trust Capital Management LLC.

The Board has been informed that the Transaction strategically combines First Trust Portfolios L.P.’s distribution and product capabilities with Vivaldi’s technology, intellectual capital and alternative investment solutions. VAM has informed the Board that the Transaction will further enhance Vivaldi’s already robust platform and product offerings to a spectrum of new investors and opportunities. Coupled with First Trust’s resources and economies of scale, VAM believes that FTCS will have a competitive advantage in the offering and servicing of alternative investment solutions.

The Fund’s portfolio management team will remain unchanged after the Transaction. However, the Board will be asked to approve First Trust Portfolios L.P. as the distributor of the Fund, as well as its sales and distribution teams.

The Transaction will constitute an “assignment” of the Original Investment Management Agreement under the Investment Company Act of 1940, as amended (the “1940 Act”). Under federal securities law and the terms of the Original Investment Management Agreement, an assignment results in such agreement’s termination. As a result, the Original Investment Management Agreement will automatically terminate on the Effective Date. Therefore, to permit VAM to continue serve as the investment adviser to the Fund, shareholders are being asked to approve a new investment management agreement between the Fund and VAM (the “New Investment Management Agreement”).

VAM has informed the Board that it expects that the same individuals and personnel responsible for managing the Fund at VAM will continue to be responsible for the day-to-day management of the Fund. As such, the Board determined that retaining the investment advisory services of VAM was in the best interests of the Fund and its shareholders and at a meeting held on July 27, 2021, approved the New Investment Management Agreement. The terms of the New Investment Management Agreement are the same as the terms of the Original Investment Management Agreement with respect to services to be provided by VAM. In addition, the management fee rate payable to VAM by the Fund under the New Investment Management Agreement is identical to the management fee rate payable under the Original Investment Management Agreement. The material terms of the New Investment Management Agreement and Original Investment Management Agreement are compared below in “Terms of the Original and New Investment Management Agreements.” If approved by shareholders, the New Investment Management Agreement would become effective, and will remain in effect for an initial term of two years from its effective date, and from year to year thereafter provided such continuance is specifically approved at least annually by the Board. The form of the New Investment Management Agreement is attached hereto as Exhibit C.

Furthermore, since Vivaldi Holdings and FTCP may decide to close the Transaction prior to the Special Meeting, the Board also considered and approved an interim investment management agreement between the Fund and VAM (the “Interim Agreement”) and at its July 27, 2021 meeting to protect the Fund against disruption of investment services while shareholders consider the approval of the New Investment Management Agreement. The Interim Agreement will allow VAM to advise the Fund for up to 150 days after the Effective Date or until the New Investment Management Agreement is approved by shareholders, if sooner. The Interim Agreement will take effect on the Effective Date and the New Investment Management Agreement will take effect if approved by Shareholders prior to the expiration of the Interim Agreement.

Your approval of the New Investment Management Agreement would not result in any change in the Fund’s management fee rate.

Information About VAM

VAM is a registered investment adviser with the Securities and Exchange Commission (“SEC”) under the Investment Advisers Act of 1940, as amended. VAM was founded in 2013 and specializes in structuring and managing both single and multi-strategy registered public funds. As of the Effective Date, VAM will be controlled by FT Capital Solutions LP (“FTCS”). FTCP and Vivaldi each will own approximately 50% of FTCS.

VAM is located at 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of June 30, 2021, VAM had approximately $927 million in assets under management, and VAM and its affiliates have approximately $4.1 billion in assets under management.

VAM does not currently manage any other registered funds with similar investment strategies and objectives to those of the Fund.

Information About First Trust

VAM has informed the Board that First Trust is headquartered in Wheaton, Illinois and has been in business since 1991. First Trust has collective assets under management or supervision of approximately $205.6 billion as of June 30, 2021 through unit investment trusts, exchange-traded funds, closed-end funds, mutual funds and separately managed accounts.

Transaction Not Expected to Adversely Affect the Fund

VAM anticipates that the Transaction will not result in any change in the management services provided to the Fund.

Impact of the Transaction on the Fund’s Investment Management Agreement

The Transaction constitutes an “assignment” of the Original Investment Management Agreement under the 1940 Act and as a result, the Original Investment Management Agreement will automatically terminate on the Effective Date.

To permit VAM to continue to serve to as investment manager to the Fund after the expiration of the Interim Agreement, shareholders are being asked to approve the New Investment Management Agreement, which is materially the same as the Original Investment Management Agreement. See “Terms of the Original and New Investment Management Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees (the “Trustees” or the “Board”) is recommending that shareholders vote to approve the Interim Agreement and New Investment Management Agreement (collectively, the “Investment Management Agreements”.

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the New Investment Management Agreement. The New Investment Management Agreement shall become effective upon the approval thereof by Fund shareholders of the New Investment Management Agreement prior to the expiration of the Interim Agreement.

Also, at the meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the Interim Agreement. If the parties decide to close the Transaction prior to the Special Meeting, the Interim Agreement will remain in effect until the earlier of the date on which the New Investment Management Agreement has been approved by Fund shareholders or the 151st day after the Effective Date.

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the July 27, 2021 meeting, the Board requested and received materials from VAM to assist them in considering the approval of the Investment Management Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Management Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of VAM. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Management Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered that the nature and extent of the investment advisory services to be provided by VAM to the Fund under the Investment Management Agreements, including the selection of Fund investments. The Board noted that the services would be the same as the services provided under the Original Investment Management Agreement. The Board also considered that the Transaction was not expected to affect the nature, extent and quality of the services to be provided by VAM under the terms of the Investment Management Agreements. The Board reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Adviser to the Fund, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the portfolio managers and key personnel of the Adviser who provide investment advisory and administrative services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well- qualified by education and/or training and experience to perform the services for the Fund in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund's investments. The Board concluded that the overall quality of the advisory and administrative services provided to the Fund was satisfactory.

Performance

The Board considered the investment performance of VAM with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had outperformed the HFRX Index for the quarter ended March 31, 2021 and the one-year, three-year and five-year periods ended March 31, 2021. The Board concluded that the performance of the Fund was satisfactory. The Board agreed that the Transaction was not expected to cause any changes that were or could be expected to materially affect the performance of the Fund.

Fees and Expenses

The Board considered the advisory fee rate and total expense ratio of the Fund under the Original Investment Management Agreement, noting that the Adviser pays the Sub-Adviser from its fee, as compared to the advisory fee rate and total expense rate assuming the approval of the Investment Management Agreements. The Board considered that the advisory fee rate that the Fund pays VAM would not change under the Investment Management Agreements (although the fees will be held in escrow during the term of the Interim Agreement, if applicable). In addition, the Board noted that the Adviser and the Sub-Adviser would continue to contractually limit total annual operating expenses for at least one year after the Effective Date. The Board concluded that the management fees paid by the Fund and the total expense ratio were reasonable and satisfactory in light of the services provided.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Investment Management Agreements. The Board considered the Fund’s management fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser from its relationships with the Fund. The Board also reviewed the Adviser’s financial condition. The Board noted that the financial condition of the Adviser appeared stable. The Board determined that the compensation to the Adviser were reasonable and the financial condition was adequate.

After receiving adequate information, the Board was satisfied that the Transaction would not result in any adverse consequences for the Fund. The Board noted representations from VAM that the Transaction was not expected to result in any changes to the services it provides to the Fund, or the personnel providing those services.

Conclusion

Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the New Investment Management Agreement.

Based on all of the foregoing, the Board recommends that shareholders of the Fund vote FOR the approval of the New Investment Management Agreement.

Terms of the Original and New Investment Management Agreements

A copy of the New Investment Management Agreement is attached hereto as Exhibit C. The following description is only a summary; however, all material terms of the New Investment Management Agreement have been included in this summary. You should refer to Exhibit C for the New Investment Management Agreement. The advisory services to be provided by VAM to the Fund under the New Investment Management Agreement are identical to the services provided under the Original Investment Management Agreement. Furthermore, the management fee rate with respect to the fees payable to VAM by the Fund under the New Investment Management Agreement and the management fee rate with respect to the fees payable to VAM under the Original Investment Management Agreement, are also identical.

The contractual rates of the management fee payable to VAM, and the actual management fees paid to VAM by the Fund for the fiscal year ended March 31, 2021, is set forth in Exhibit D. The date on which the Original Investment Management Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Advisory Services. The advisory services to be provided by VAM under the New Investment Management Agreement are identical to those advisory services provided by VAM to the Fund under the Original Investment Management Agreement. Under both the Original Investment Management Agreement and the New Investment Management Agreement, the Adviser furnishes and manages a continuous investment program for the Fund. In furnishing its services under the New Investment Management Agreement, VAM will furnish its services subject to the same parameters as was required under the Original Investment Management Agreement. Accordingly, VAM will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning VAM’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning VAM’s discharge of the foregoing responsibilities. VAM may hire (subject to the approval of the Fund's Board and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by VAM shall not relieve VAM of its responsibilities under either the Original Investment Management Agreement or the New Investment Management Agreement.

Compensation of Adviser. Both the New Investment Management Agreement and the Original Investment Management Agreement contain identical fee rates, pursuant to which the Fund pays compensation to VAM at an annual rate of 1.25%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Adviser invested Fund assets.

Duration and Termination. Both the Original Investment Management Agreement and the New Investment Management Agreement provide that the respective agreement will continue in effect for an initial term of two years, and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to the Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of the Fund fail to approve the Agreement, the Adviser may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of both Agreements be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Both the New Investment Management Agreement and the Original Investment Management Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to VAM, or by VAM at any time without the payment of any penalty, on 60 days written notice to the Fund. Both Agreements will automatically and immediately terminate in the event of its assignment.

Limitation of Liability and Indemnification of Adviser. Both the New Investment Management Agreement and the Original Investment Management Agreement contain identical provisions with respect to the limitation of liability and indemnification of the Adviser. The New Investment Management Agreement and the Original Investment Management Agreement both state that, in the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified.

Both Agreements provide that the Fund shall indemnify, to the fullest extent permitted by law, the Adviser, or any member, manager, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under the Agreements shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreements  to the fullest extent permitted by law.

Both Agreements also provide that the Adviser shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Adviser, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Adviser. The rights of indemnification provided under the Agreements shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the Agreements  to the fullest extent permitted by law.

Additional Information Pertaining to VAM

The following table sets forth the name, position and principal occupation of each director and the principal executive officer of VAM as of March 31, 2021. Each individual’s address is c/o 225 W. Wacker Drive, Suite 2100, Chicago, Illinois 60606. As of the Effective Date, VAM will be controlled by FT Capital Solutions LP, which will be owned 50% by FTCP and 50% by Vivaldi.

Name	Principal Occupation at VAM
David A. Sternberg	Co-Founder and Chief Executive Officer
Randal L. Golden	Co-Founder and Chief Financial Officer
Michael Peck	President and Co-Chief Investment Officer
Chad Eisenberg	Chief Operating Officer
Scott L. Hergott	Head of Research and Co-Chief Investment Officer
Marc D. Bassewitz	Chief Compliance Officer and General Counsel
Vivaldi Holdings, LLC	Member

During the fiscal year ended March 31, 2021, the Fund paid $965,194 to VAM for services provided to the Fund.

As of the Record Date, Mr. Peck and Mr. Eisenberg each have an equity interest in Vivaldi Holdings, and therefore indirectly in VAM and other affiliates of VAM. As of the Record Date, no Trustee or other Officer of the Fund owns securities of, or has any other material direct or indirect interest in, VAM or any person controlling, controlled by or under common control with VAM. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2021, to which VAM, any parent or subsidiary of VAM, or any parent or subsidiary of such entities, was a party.

Required Vote

As provided under the 1940 Act, approval of the New Investment Management Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW INVESTMENT MANAGEMENT AGREEMENT.

PART 3

SECOND MEETING

DESCRIPTION OF PROPOSAL 2

APPROVAL OF A NEW INVESTMENT SUB-ADVISORY AGREEMENT

WITH INFINITY CAPITAL ADVISORS, LLC

Introduction

Infinity Capital Advisors, LLC (“Infinity”) currently serves as the Fund’s sub-adviser pursuant to an investment sub-advisory agreement among the Fund, Vivaldi Asset Management, LLC (“VAM” or the “Adviser”) and Infinity dated August 16, 2013 (the “Original Investment Sub-Advisory Agreement”).

Information About Infinity Capital Advisors, LLC

Infinity is controlled by Infinity Capital Partners, LLC (“Infinity Capital”), an independent, privately owned fund of hedge funds manager based in Atlanta, Georgia. Infinity is an SEC-registered investment adviser and serves as the investment manager to all Infinity Capital managed investment entities. Founded in 2002, Infinity is owned and managed by its principal partners. Infinity’s investors include high net worth individuals, family offices, wealth management firms, institutional investors.

Infinity is located at 3475 Piedmont Road NE, Suite 1525, Atlanta, GA 30305. Infinity has been registered with the SEC as an investment adviser since 2002. As of May 31, 2021, approximately $750 million of assets were under the management of Infinity and its affiliates.

Infinity does not manage other registered funds with similar investment strategies and objectives as the Fund.

Transaction Not Expected to Adversely Affect the Fund

The Transaction will not result in any change in the management services provided to the Fund by Infinity.

Impact of the Transaction on the Fund’s Investment Sub-Advisory Agreement

The Transaction constitutes an “assignment” of the Original Investment Sub-Advisory Agreement under the 1940 Act and as a result, the Original Investment Sub-Advisory Agreement will automatically terminate on the Effective Date. Shareholders are being asked to approve the New Investment Sub-Advisory Agreement, which is materially the same as the Original Investment Sub-Advisory Agreement. See “Terms of the Original and New Investment Sub-Advisory Agreements.”

Factors Considered by the Trustees and their Recommendation

The Board of Trustees is recommending that shareholders vote to approve the Investment Sub-Advisory Agreement.

At a meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved the New Investment Sub-Advisory Agreement. The New Investment Sub-Advisory Agreement shall become effective upon the approval thereof by Fund shareholders prior to the expiration of the Interim Investment Sub-Advisory Agreement.

Also at the meeting held on July 27, 2021, the Board, including the Independent Trustees, unanimously approved an interim investment sub-advisory agreement among the Fund, VAM and Infinity (the “Interim Investment Sub-Advisory Agreement”). If the parties decide to close the Transaction prior to the Special Meeting, the Interim Investment Sub-Advisory Agreement will remain in effect until the earlier of the date on which the New Investment Sub-Advisory Agreement has been approved by Fund shareholders or the 151st day after the Effective Date (the “Interim Investment Sub-Advisory Agreement” and, together with the New Investment Sub-Advisory Management Agreement, the “Investment Sub-Advisory Agreements”).

Pursuant to relief granted by the SEC in light of the COVID-19 pandemic (the “Order”) and a determination by the Board that reliance on the Order was appropriate due to circumstances related to the current or potential effects of COVID-19, the July 27, 2021 meeting was held by videoconference. At this Board meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by counsel.

In advance of the July 27, 2021 meeting, the Board requested and received materials from Infinity to assist them in considering the approval of the Investment Sub-Advisory Agreements. The Board did not consider any single factor as controlling in determining whether or not to approve the Investment Sub-Advisory Agreements. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of Infinity. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Investment Sub-Advisory Agreements.

Nature, Extent and Quality of Service

The Board reviewed and considered the nature and extent of the sub-investment advisory services to be provided by Infinity to the Fund under the Investment Sub-Advisory Agreements, including the selection of Fund investments. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by Infinity, including among other things, providing office facilities, equipment; and personnel. The Board also reviewed and considered the qualifications of the portfolio managers, and other key personnel of Infinity who would provide the investment advisory services to the Fund. The Board determined that Infinity’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account Infinity's procedures used to determine the value of the Fund's investments. Based on their review, the Trustees concluded that the nature, extent and quality of services expected to be provided to the Fund under the Investment Sub-Advisory Agreement are satisfactory.

Performance

The Board considered the investment performance of Infinity with respect to the Fund. The Board considered the performance of the Fund, noting that the Fund had outperformed the HFRX Index for the quarter ended March 31, 2021 and the one-year, three-year and five-year periods ended March 31, 2021. The Board concluded that the performance of the Fund was satisfactory.

Fees and Expenses

The Board considered the sub-advisory fee rate under the Original Investment Sub-Advisory Agreement, noting that the Adviser pays the Sub-Adviser from its fee, as compared to the sub-advisory fee rate assuming the approval of the New Investment Sub-Advisory Agreement, noting the Adviser pays Infinity from its fees. The Board considered that the sub-advisory fee rate that VAM pays to Infinity would not change under the Investment Sub-Advisory Agreements (although the fees would be held in escrow during the term of the Interim Investment Sub-Advisory Agreement, if applicable). In addition, the Board noted that the Investment Sub-Adviser would continue to contractually limit total annual operating expenses. The Board concluded that the sub-advisory fees were reasonable and satisfactory in light of the services provided.

Economies of Scale

The Board reviewed the structure of the Fund’s investment management under the Investment Sub-Advisory Agreements. The Board considered the Fund’s sub-advisory fees and concluded that the fees were reasonable and satisfactory in light of the services provided. The Board also determined that, given the Fund’s current size, economies of scale were not present at this time.

Profitability, Ancillary Benefits and Other Factors

The Board considered and reviewed information concerning the costs incurred and profits realized by the Sub-Adviser from its relationships with the Fund. The Board also reviewed the Sub-Adviser’s financial condition. The Board noted that the financial condition of the Sub-Adviser appeared stable. The Board determined that the compensation to Infinity was reasonable and the financial condition was adequate.

Other Benefits to Infinity

The Trustees received and reviewed information regarding any “fall-out” or ancillary benefits that might be received by Infinity or its affiliates as a result of their relationship with the Fund. Based on their review, the Trustees concluded that the fall-out benefits that might be received by Infinity and its affiliates as a result of the relationship with the Fund are reasonable.

Based on all of the foregoing, the Trustees recommend that shareholders of the Fund vote FOR the approval of the New Investment Sub-Advisory Agreement.

Terms of the New Investment Sub-Advisory Agreement

A copy of the New Investment Sub-Advisory Agreement is attached hereto as Exhibit E. The following description is only a summary; however, all material terms of the New Investment Sub-Advisory Agreement have been included in this summary. You should refer to Exhibit E for the New Investment Sub-Advisory Agreement. The sub-advisory services to be provided by Infinity to the Fund under the New Investment Sub-Advisory Agreement are identical to the services provided under the Original Investment Sub-Advisory Agreement. Furthermore, the sub-advisory fee rate with respect to the fees payable to Infinity under the New Investment Sub-Advisory Agreement and the sub-advisory fee rate with respect to the fees payable to Infinity under the Original Investment Sub-Advisory Agreement, are also identical. The contractual rates of the sub-advisory fee payable to Infinity by VAM, and the actual management fees paid to Infinity by VAM for the fiscal year ended March 31, 2021, are set forth in Exhibit D. The date on which the Original Investment Sub-Advisory Agreement was most recently (i) approved by the Board and (ii) submitted to shareholders for approval and the purpose for such submission is also set forth in Exhibit D.

Sub-Advisory Services. The sub-advisory services to be provided by Infinity under the New Investment Sub-Advisory Agreement are identical to those sub-advisory services provided by Infinity to the Fund under the Original Investment Sub-Advisory Agreement. Under both the Original Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, Infinity will be involved with all aspects of the Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection, subject to the supervision and oversight of the Adviser. In furnishing its services under the New Investment Sub-Advisory Agreement, Infinity will furnish its services to the Fund in accordance with the following: (i) the Fund’s Amended and Restated Agreement and Declaration of Trust, by-laws and/or other governing documents; (ii) the currently effective registration statement; (iii) the 1940 Act and Advisers Act and the rules thereunder and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted by the Board of Trustees; and (v) the instructions of VAM.

Under the both the Original Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement, Infinity may, to the extent permitted by applicable law, aggregate orders for securities to be purchased for the Fund with orders of other funds managed or advised by Infinity.

Compensation of Infinity. Both the New Investment Sub-Advisory Agreement and the Original Investment Sub-Advisory Agreement contain identical fee rates, pursuant to which the Adviser pays compensation to Infinity equal to 50% of any investment management fees the Adviser receives from the Fund pursuant to the Investment Management Agreement. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

Duration and Termination. Both the Original Investment Sub-Advisory Agreement and the New Investment Sub-Advisory Agreement become effective as provided therein, provided that neither Agreement shall take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the 1940 Act) of any party to that Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. Each Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board, provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

Both the New Investment Sub-Advisory Agreement and the Original Investment Sub-Advisory Agreement provide that the respective agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party. Both Agreements will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the 1940 Act) or terminates for any other reason. Both Agreements will also terminate upon written notice to the other party that the other party is in material breach of the Agreement, unless the party in material breach of the Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

Limitation of Liability. Both the New Investment Sub-Advisory Agreement and the Original Investment Sub-Advisory Agreement contain identical provisions with respect to the limitation of liability. Both Agreements state that, except as may otherwise be provided by the 1940 Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Sub-Adviser Indemnitees for use therein.

Both the New Investment Sub-Advisory Agreement and the Original Investment Sub-Advisory Agreement provide that, except as may otherwise be provided by the 1940 Act or any other federal securities law, the Adviser, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940 Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the 1940 Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Adviser Indemnitees for use therein.

Additional Information Pertaining to Infinity

The following table sets forth the name, position and principal occupation of each general partner or director and principal executive officer of Infinity as of March 31, 2021. Each individual’s address is c/o Infinity Capital Advisors, LLC, 3475 Piedmont Road NE, Suite 1525, Atlanta, GA 30305.

Name	Principal Occupation at Infinity
Jeffrey J. Vale	Partner and Chief Investment Officer
Milton L. Williams III	Partner and Director of Marketing
Steven P. Barth	Partner and Chief Operating Officer
R. Phillip Jarrell, jr.	Partner and Director of Business Development
Marvin Barge	Chief Compliance Officer

The sub-advisory fees are paid by the Adviser, not the Fund. During the fiscal year ended March 31, 2021, VAM paid $482,597 to Infinity for services provided to the Fund.

There were no brokerage commissions paid by the Fund to affiliated brokers of Infinity for the fiscal year ended March 31, 2021.

As of the Record Date, no officer or Trustee of the Fund owns securities of, or any has other material direct or indirect interest in, Infinity or any person controlling, controlled by or under common control with Infinity. As of the Record Date, no Trustee has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since the beginning of the Fund’s fiscal year ended March 31, 2021, to which Infinity, or any parent or subsidiary of Infinity, or any parent or subsidiary of such entities, was a party.

Portfolio Management

If this Proposal 2 is approved, subject to the oversight by VAM, Infinity will continue to be responsible for the execution of the Fund’s investment strategies and the day-to-day investment operations of the Fund. The personnel of the Infinity who currently have primary responsibility for management of the Fund (the “Investment Committee”) are as follows.

JEFFREY J. VALE – Partner and Chief Investment Officer – Jeff joined Infinity in 2002 and has been active in the investment management industry for over twenty-one years. Jeff is primarily responsible for overseeing portfolio manager evaluation and selection, investment policy implementation and ongoing due diligence. He leads the Investment Committee and serves as Portfolio Manager for the Infinity flagship funds. Prior to joining Infinity, Jeff was a Senior Analyst for Long Bow Capital Management, LLC – a long/short equity hedge fund. Before Long Bow, Jeff was an analyst at Wilshire Associates and an Associate Portfolio Manager at Concord International Investments. He holds the Chartered Alternative Investment Analyst designation and earned a B.S. in Finance and Economics from New York University and an MBA from Emory University.

MILTON L. WILLIAMS, III – Partner and Chief Operating Officer – Milton joined Infinity in 2002, has over sixteen years’ experience in the investment management field and is a member of the Investment Committee. Milton is responsible for all facets of business development, marketing and client relations. Prior to joining Infinity Capital Partners, Milton was an Institutional Equity Sales-Trader for The Volume Investor/Neovest Trading, a NASD Broker/Dealer whose primary focus is serving the hedge fund community. Before Neovest Trading, he served as an equity trader for PTG, LLC– a proprietary trading firm and worked for Interstate/Johnson Lane, Inc., in their private client group focusing on high-net worth clients. Milton earned a B.S. in Finance from Louisiana State University.

R. PHILLIP JARRELL, Jr. – Partner and Head of Business Development – Phillip joined Infinity in 2010, has been active in the investment management field for over nineteen years and is a member of the Investment Committee. Phillip is responsible for marketing, distribution and all aspects of business development. Prior to joining Infinity Capital, he was a Vice President and Major Account Manager with Thomson Reuters where he was responsible for fifteen of the largest financial institutions in the Southeast. Before Thomson Reuters, he served as Vice President and Head of Hedge Funds for the software division of Neovest. Phillip started his financial services career as a Financial Consultant at Merrill Lynch and went on to hold various positions with Bridge Information Systems and Trust Company Bank (now known as SunTrust). He earned a B.S. in Finance from Georgia State University.

STEVEN P. BARTH, CFA, CPA – Partner and Portfolio Manager – Steve joined Infinity in 2013, has sixteen years’ experience in the investment management field and is a member of the Investment Committee. Steve is responsible for implementing the investment policies and performing due diligence on fund managers. Most recently, Steve was President and Chief Investment Officer for BT Wealth Management where he led the Investment Committee and implemented the investment policy for clients’ portfolios. Prior to joining BT Wealth, Steve worked for Earnest Partners, as a Portfolio Manager and Research Analyst for Crawford Investment Counsel and as an associate for Homrich & Berg, Inc. Steve started his career as a tax consultant for Deloitte & Touche and holds a B.S. and a M.A. of Accounting from the University of Florida.

Required Vote

As provided under the 1940 Act, approval of the New Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at a shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting. The shareholders of the Fund will vote together as a single class.

FOR THE REASONS SET FORTH ABOVE, THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE IN FAVOR OF THE NEW INVESTMENT SUB-ADVISORY AGREEMENT.

PART 4

INFORMATION ABOUT OWNERSHIP OF SHARES OF THE FUND

Outstanding Shares

Only shareholders of record at the close of business on August 6, 2021, will be entitled to notice of, and to vote at, the Special Meetings. On August 6, 2021, the Fund had shares outstanding and entitled to vote as follows.

Shares outstanding and entitled to vote
780,484

PART 5

INFORMATION ON PROXY VOTING AND THE SPECIAL MEETINGS

Who is Eligible To Vote

Shareholders of record of the Fund as of the close of business on August 6, 2021 (the “Record Date”) are entitled to vote at the Special Meetings and any adjournments thereof. Each whole share is entitled to one vote on each matter on which it is entitled to vote, and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the Special Meetings, will be voted according to the shareholder’s instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted to approve the proposal. If any other business comes before the Special Meetings, your shares will be voted at the discretion of the persons named as proxies.

Proposals by Shareholders

The Fund does not intend to hold meetings of shareholders except to the extent that such meetings may be required under the 1940 Act or state law. Under the Fund’s Amended and Restated Agreement and Declaration of Trust, special meetings of the shareholders may be called by the Trustees. To the extent required by the 1940 Act, special meetings of the shareholders for the purpose of removing one or more Trustees will be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares of all classes entitled to vote.

Proxies, Quorum and Voting at the Special Meetings

Shareholders may use the proxy cards provided if they are unable to attend the Special Meetings in person or wish to have their shares voted by a proxy even if they do attend the Special Meetings. Any shareholder that has given a proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Fund. The Fund’s secretary is Ms. Ann Maurer, and she may be reached at the following address: 235 West Galena Street, Milwaukee, WI 53212. In addition, although mere attendance at the Special Meetings will not revoke a proxy, a shareholder present at the Special Meetings may withdraw a previously submitted proxy and vote in person.

All properly executed and unrevoked proxies received in time for the Special Meetings will be voted in accordance with the instructions contained in the proxies. If no instruction is given on a received proxy, the persons named as proxies will vote the shares represented thereby in favor of the proposals described herein and will use their best judgment to vote on such other business as may properly come before the Special Meetings or any adjournment thereof.

Telephonic Voting. Shareholders may call toll-free at (888) 227-9349, which is also indicated on their proxy cards to vote their shares. Shareholders will need to enter the control number set forth on their proxy cards and then will be prompted to answer a series of simple questions. The telephonic procedures are designed to authenticate a shareholder’s identity, to allow shareholders to vote their shares and to confirm that their instructions have been properly recorded.

Internet Voting. Shareholders may submit an “electronic” proxy over the Internet in lieu of returning each executed proxy card. In order to use this voting feature, shareholders should go online at vote.proxyonline.com, which is also indicated on the shareholder’s proxy cards and enter the control number set forth on the proxy cards. Shareholders will be prompted to follow a simple set of instructions, which will appear on the website.

Quorum.  The holders of one-third of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum for the transaction of business at the Special Meetings. For purposes of determining the presence of a quorum, abstentions will be counted as present, and broker “non-votes”, if applicable, will not be counted as present. Abstentions will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposal. Broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will not count as votes cast.

If a quorum is not present at the Special Meetings, or if a quorum is present at a Special Meeting but sufficient votes to approve a proposal are not received, shareholders may vote to adjourn that Special Meeting in order to solicit additional proxies. Any adjournment may be held without the necessity of further notice. A shareholder vote may be taken on one or more proposals prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether a Special Meeting is adjourned to permit additional solicitation with respect to any other proposal.

As provided in the Fund’s Amended and Restated Agreement and Declaration of Trust, if the Trustee nominee receives a plurality of the votes cast at the first shareholder meeting, he shall be elected as a Trustee of the Fund.

As provided under the 1940 Act, approval of each proposal in this proxy statement concerning the approval of the New Investment Management Agreement and the New Investment Sub-Advisory Agreement will require the vote of a majority of the outstanding voting securities of the Fund. In accordance with the 1940 Act, a “majority of the outstanding voting securities” of the Fund means the lesser of (a) 67% or more of the shares of the Fund present at the second shareholder meeting if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund entitled to vote at the second Special Meeting.

Method of Solicitation and Expenses

Your vote is being solicited by the Board of Trustees of the Fund. The cost of soliciting proxies, including the costs related to the solicitation of shareholders, printing, mailing and tabulation of proxies and the fees of the proxy soliciting agent, will be borne equally by Vivaldi and First Trust. The Fund has engaged AST Fund Solutions, LLC (“AST”), a professional proxy solicitation firm, to serve as the proxy soliciting and tabulation agent for the Special Meetings and estimates AST’s fees to be approximately $20,000. Those fees do not reflect the costs associated with printing and mailing of the proxy materials and the costs associated with reimbursing brokerage firms and other financial intermediaries for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute proxies. The Fund expects that the solicitation will be primarily by mail, but may also include telephone, electronic or other means of communication. If the Fund does not receive your proxy by a certain time, you may receive a telephone call from the proxy soliciting agent asking you to vote.

Ownership of the Fund

As of the Record Date, the current Trustees and officers as a group owned less than 1% of the outstanding shares of the Fund or any class of the Fund. Each person that, to the knowledge of the Fund, owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date is listed in Exhibit F to this proxy statement.

Procedures for Shareholder Communications with the Board

Shareholders may send communications to the Board of Trustees of the Fund. Shareholders should send communications intended for the Board of Trustees by addressing the communication directly to the Board of Trustees (or individual Trustee(s)) and/or otherwise clearly indicating in the salutation that the communication is for the Board of Trustees (or individual Trustee(s)) and by sending the communication to the Fund’s address for the Trustee(s) at c/o Infinity Core Alternative Fund, 235 W. Galena Street, Milwaukee, WI 53212. Other Shareholder communications received by the Fund not directly addressed and sent to the Board of Trustees will be reviewed and generally responded to by management, and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Other Business

While the Special Meetings have been called to transact any business that may properly come before it, the only matters that the Trustees intend to present are those matters stated in the attached Notices of the two Special Meetings of Shareholders. However, if any additional matters properly come before the Special Meetings, and on all matters incidental to the conduct of the Special Meetings, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

August 17, 2021

PART 6

OTHER MATTERS

Proxy Statement Delivery

“Householding” is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with each proxy card. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by calling 1 (877) 779-1999 or writing to the Fund, c/o UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, WI 53212. Copies of this proxy statement and the accompanying Notices of each Special Meeting are also available at the Fund’s website: www.vivaldifunds.com.

Other Service Providers

UMB Fund Services, Inc. (“UMB”), located at 235 West Galena Street, Milwaukee, WI 53212, serves as the Fund’s administrator and provides administrative services to assist with the Fund’s operational needs, including performing all actions related to the issuance and repurchase of shares of the Fund. UMB also serves as the Fund’s transfer agent and registrar. UMB Bank, n.a., located at 1010 Grand Blvd., Kansas City, MO 64106, serves as Fund’s custodian. The Fund’s custodian is an affiliate of UMB Fund Services, Inc., which serves as the Fund’s administrator.

Fiscal Year

The fiscal year-end of the Fund is March 31.

EXHIBIT A

AUDIT COMMITTEE CHARTER

Infinity Core Alternative Fund

AUDIT COMMITTEE CHARTER

Pursuant to Article IV, Section 4.1 of the Declaration of Trust Infinity Core Alternative Fund (the “Fund”), the Board of Trustees (the “Board”) of the Fund hereby establishes an Audit Committee (the “Committee”) to oversee the financial reporting process and internal controls of the Fund. The Board further adopts the following as the governing principles of the Committee.

Membership.

The Committee shall consist of each member of the Board who is not an “interested person” of the Fund (a “disinterested Manager”) as that term is defined under the Investment Company Act of 1940, as amended (the “1940 Act”); provided, however, that no disinterested Manager shall serve on the Committee if he or she has accepted any compensation from the Fund, its Investment Manager, any affiliated person of the Fund, or any affiliated person of such a person, other than in his or her capacity as a member of the Board, a member of the Committee, or a member of any other committee of the Board. The Committee shall elect from its own members a Chairperson, who shall preside over each meeting of the Committee.

Principal Responsibilities.

The principal responsibilities of the Committee shall include:

•       Recommending which firm to engage as the Fund’s independent auditor as required by Section 32 of the 1940 Act, and whether to terminate this relationship.

•       Reviewing the independent auditor’s compensation, the proposed scope and terms of its engagement, and its independence.

•      Pre-approving all audit and permitted non-audit services the independent auditor provides to the Fund, and all services that the independent auditor provides to the Fund’s Investment Manager(s) and Investment Manager affiliates (whether or not directly related to the Fund’s operations and financial reporting); except that (a) services provided to a sub-advisor whose role is primarily portfolio management and is sub-contracted or overseen by another Investment Manager, and (b) de minimis non-audit services, shall not require pre-approval.

•       Serving as a channel of communication between the independent auditor and the Board.

•      Reviewing the results of each external audit, including any qualifications in the independent auditors’ opinion, any related management letter, management’s responses to recommendations made by the independent auditor in connection with the audit, reports submitted to the Committee by the internal auditing department of the Fund that are material to the Fund as a whole, if any, and management’s responses to any such reports.

•      Reviewing any significant disputes between the Fund’s management and the independent auditor that arose in connection with the preparation of the Fund’s audited financial statements and any unusual circumstances reflected in those financial statements.

•      Considering, in consultation with the independent auditor and the Fund’s senior internal accounting executive, if any, the independent auditor’s report on the adequacy of the Fund’s internal financial controls.

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•       Reviewing, in consultation with the Fund’s independent auditor, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements.

•       Reviewing the procedures employed by the Fund in preparing published financial statements and related management commentaries.

•       Reviewing and, where warranted, investigating allegations of misconduct affecting the Fund’s accounting, auditing or financial reporting operations, where such allegations are either brought to the Committee’s attention in writing or are otherwise actually known, or the Committee suspects such misconduct.

The function of the Committee is oversight. The Fund’s management is responsible for (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The Fund’s independent auditor is responsible for planning and carrying out a proper audit and review.

Recommendation of Independent Auditors.

In connection with the selection of the Fund’s independent auditor, the Committee shall consider the auditor’s: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Fund’s internal control system, the basis for determining its fees, and management’s attitude toward the firm.

Operation of the Committee.

•       The Committee shall meet on a regular basis and is empowered to hold special meetings as circumstances require.

•       The Committee shall report its activities to the full Board on a regular basis and will make such recommendations as the Committee may deem necessary or appropriate to the Board or Fund management.

•       The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund.

•       The Committee shall periodically review all procedures adopted by the Fund relating to the Fund’s financial statements, including those procedures (if any) relating to: (i) the valuation of securities and the computation of the Fund’s net asset value; (ii) the valuation of securities for which market quotations are not readily available (including Rule 144A securities); and (iii) the pricing services used by the Fund.

Effective: August 16, 2013

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EXHIBIT B

NOMINATING COMMITTEE CHARTER

Infinity Core Alternative Fund

NOMINATING COMMITTEE CHARTER

The Nominating Committee (the “Committee”) of the Board of Trustees of the Infinity Core Alternative Fund (the “Fund”) shall consist of such Trustees of the Fund as may be selected from time to time by the Board, none of whom shall be “interested persons” (the “Independent Trustees”) as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”). The duties and powers of the Committee are to select and nominate the appropriate number of candidates for election or appointment as members of the Board of Trustees and recommend any appropriate changes to the Board for consideration.

In connection with the identification, selection and nomination of candidates to the Board of Trustees, the Committee shall evaluate the qualifications of candidates for Board membership and their independence from the Fund’s Investment Manager and other principal service providers. The Committee shall consider the effect of any relationships beyond those delineated in the Act that might impair independence (e.g., business, financial or family relationships with the Fund’s Investment Manager or other service providers). Persons selected as Independent Trustees must not be “interested persons” as defined under the Act. Specific qualifications shall be based on the needs of the Board at the time of the nomination.

The Committee shall accept and review shareholder nominations for Trustees. A shareholder nomination for Trustee may be submitted to the Fund by sending the nomination to the Fund’s Secretary. The Secretary shall submit all nominations to the Committee. The Committee shall assess shareholder nominees in the same manner it reviews its own nominations.

Any changes to the shareholder nomination procedures shall be approved by the Board of Trustees, including a majority of its Independent Trustees, and reported on the Fund’s next filing on Form N-CSR.

The Committee shall meet as requested by the Fund’s Chairman. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall report all of its actions to the Board of Trustees at its next meeting following such actions. The Committee shall review this Charter from time to time as it deems appropriate, and recommend any changes to the full Board of Trustees.

Effective: August 16, 2013

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EXHIBIT C

FORM OF NEW INVESTMENT MANAGEMENT AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

INFINITY CORE ALTERNATIVE FUND

AGREEMENT made this ___ day of ____________, 2021, by and between Infinity Core Alternative Fund, a Maryland business trust (the "Fund"), and Vivaldi Asset Management, LLC, an Illinois limited liability company (the "Advisor").

WHEREAS, the Fund is a closed-end, management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Fund desires to retain the Advisor to render investment management services with respect to the Fund and the Advisor is willing to render such services:

NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

1.       APPOINTMENT AND ACCEPTANCE. The Fund hereby appoints the Advisor to act as Advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

The Advisor will, at its own expense, render the services and provide the office space, furnishings and equipment, and personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Advisor will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for any Fund.

2.       DUTIES OF ADVISOR. The Fund employs the Advisor to furnish and manage a continuous investment program for the Fund. The Advisor will continuously review, supervise and (where appropriate) administer the investment program of the Fund, to determine in its discretion (where appropriate) the securities to be purchased, held, sold or exchanged, to provide the Fund with records concerning the Advisor’s activities which the Fund is required to maintain and to render regular reports to the Fund’s officers and Trustees concerning the Advisor’s discharge of the foregoing responsibilities. The Advisor may hire (subject to the approval of the Fund's Board of Trustees (“Board”) and, except as otherwise permitted under the terms of any applicable exemptive relief obtained from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of the Fund) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of the Fund. The retention of a sub-adviser by the Advisor shall not relieve the Advisor of its responsibilities under this Agreement.

The Advisor shall discharge the foregoing responsibilities subject to the control of the Fund’s Board and in compliance with such policies as the Board may from time to time establish, with the objectives, policies, and limitations for the Fund set forth in the Fund's registration statement as amended from time to time, and with applicable laws and regulations.

3.       FUND TRANSACTIONS. The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and is directed to use its best efforts to obtain “best execution,” considering the Fund’s investment objectives, policies, and restrictions as stated in the Fund’s Confidential Private Placement Memorandum and Statement of Additional Information, as the same may be amended, supplemented or restated from time to time, and resolutions of the Fund’s Board. The Advisor will promptly communicate to the officers and the Board such information relating to portfolio transactions as they may reasonably request.

It is understood that the Advisor will not be deemed to have acted unlawfully, or to have breached a fiduciary duty to the Fund or be in breach of any obligation owing to the Fund under this Agreement, or otherwise, by reason of its having directed a securities transaction on behalf of the Fund to a broker-dealer in compliance with the provisions of Section 28(e) of the Securities Exchange Act of 1934 or as described from time to time by the Fund’s Prospectus and Statement of Additional Information.

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4.       COMPENSATION OF THE ADVISOR. For the services provided and the expenses assumed pursuant to this Agreement, the Fund shall pay to the Advisor compensation at an annual rate of 1.25%, payable monthly in arrears, based upon the Fund’s net assets as of month-end. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. In the case of a partial month, compensation will be based on the number of days during the month in which the Advisor invested Fund assets. Compensation will be paid to the Advisor before giving effect to any repurchase of limited liability company interests in the Fund effective as of that date. The Advisor may, in its discretion and from time to time, waive all or a portion of its fee.

All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

5.       BOOKS AND RECORDS. The Advisor will maintain all books and records with respect to the securities transactions of the Fund and will furnish to the Fund’s Board such periodic and special reports as the Board may reasonably request. The Fund and the Advisor agree to furnish to each other, if applicable, current registration statements, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request.

Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Advisor on behalf of the Fund are the property of the Fund and will be surrendered promptly to the Fund on request.

6.       STATUS OF ADVISOR. The services of the Advisor to the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Fund are not impaired thereby. The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

7.       LIMITATION OF LIABILITY AND INDEMNIFICATION OF ADVISOR.

(a) In the absence of willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund, the Advisor and any partner, director, officer or employee of the Advisor, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable for any error of judgment, mistake of law or for any act or omission by the person in connection with the performance of services to the Fund, except as may otherwise be provided under provisions of applicable state law or Federal securities law which cannot be waived or modified hereby.

(b) The Fund shall indemnify, to the fullest extent permitted by law, the Advisor, or any member, manager, officer or employee of the Advisor, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Fund. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

(c) The Advisor shall indemnify, to the fullest extent permitted by law, the Fund and all controlling persons of the Fund (as described in Section 15 of the Securities Act of 1933, as amended), against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Advisor, so long as the liability or expense is not incurred by reason of the person’s willful misfeasance, gross negligence or reckless disregard of its obligations to the Advisor. The rights of indemnification provided under this Section shall not be construed so as to provide for indemnification of any aforementioned persons for any losses (including any liability under Federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith) to the extent (but only to the extent) that such indemnification would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of this Section  to the fullest extent permitted by law.

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8.       PERMISSIBLE INTERESTS. Trustees, agents, and interest holders of the Fund are or may be interested in the Advisor (or any successor thereof) as members, managers, officers, or interest holders, or otherwise; members, managers, officers, agents, and interest holders of the Advisor are or may be interested in the Fund as Trustees, interest holders or otherwise; and the Advisor (or any successor) is or may be interested in the Fund as an interest holder or otherwise. In addition, brokerage transactions for the Fund may be effected through affiliates of the Advisor if approved by the Fund’s Board, subject to the rules and regulations of the Securities and Exchange Commission.

9.       AUTHORITY; NO CONFLICT. The Advisor represents, warrants and agrees that: it has the authority to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Advisor or any of its affiliates are a party.

10.     LICENSE OF ADVISOR'S NAME. The parties agree that the name of the Advisor, the names of any affiliates of the Advisor and any derivative or logo or trademark or service mark or trade name are the valuable property of the Advisor and its affiliates. The Advisor hereby agrees to grant a license to the Fund for use of its name in the name of the Fund for the term of this Agreement and such license shall terminate upon termination of this Agreement. If the Fund makes any unauthorized use of the Advisor’s names, derivatives, logos, trademarks, or service marks or trade names, the parties acknowledge that the Advisor shall suffer irreparable harm for which monetary damages may be inadequate and thus, the Advisor shall be entitled to injunctive relief, as well as any other remedy available under law.

11.     DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until [ ] and thereafter, may continue in effect only if such continuance is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Board who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by a vote of a majority of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the interest holders of any Fund fail to approve the Agreement as provided herein, the Advisor may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

Notwithstanding the foregoing, this Agreement may be terminated as to the Fund at any time, without the payment of any penalty by vote of a majority of members of the Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund on 60 days written notice to the Advisor, or by the Advisor at any time without the payment of any penalty, on 60 days written notice to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed postpaid, to the other party at any office of such party.

As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder; subject to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

12.     NOTICE. Any notice required or permitted to be given by either party to the other shall be deemed sufficient if sent by registered or certified mail, postage prepaid, addressed by the party giving notice to the other party at the last address furnished by the other party to the party giving notice:

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If to the Advisor:

Vivaldi Asset Management, LLC

225 W. Wacker Drive, Suite 2100

Chicago, IL 60606

Phone: 312.248.8300

Fax: 847.386.2910

If to the Fund:

Infinity Core Alternative Fund

c/o UMB Fund Services, Inc.

Attn: Regulatory Administration

235 West Galena Street

Milwaukee, WI 53212

Facsimile: 414.271.9717

Telephone: 414.299.2000

13.     SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

14.     GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, and the applicable provisions of the 1940 Act. To the extent that the applicable laws of the State of Delaware, or any of the provisions herein, conflict with the applicable provisions of the 1940 Act, the latter shall control.

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IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed as of the day and year first written above.

INFINITY CORE ALTERNATIVE FUND

By:
Title:

VIVALDI ASSET MANAGEMENT, LLC

By:
Title:

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EXHIBIT D

Original Investment Management Agreement

The following table provides the contractual rates of the management fee payable to VAM, and the actual management fees paid to VAM by the Fund for the fiscal year ended March 31, 2021.

Contractual Management Fee	Actual Management Fees Paid (Net of Waiver)	Most Recent Date of Shareholder Approval
1.25%	0.95%	August 16, 2013 (initial approval by sole shareholder)

The Original Investment Management Agreement was most recently approved by the Board at the meeting held on June 2-3, 2021. A discussion regarding the basis for the Board’s approval of the Agreement will be made available in the Fund’s semi-annual report to Shareholders dated September 30, 2021.

Original Investment Sub-Advisory Agreement

The following table provides the contractual rates of the sub-advisory fee payable to Infinity by VAM, and the actual sub-advisory fees paid to Infinity by VAM for the fiscal year ended March 31, 2021.

Contractual Management Fee	Actual Management Fees Paid	Most Recent Date of Shareholder Approval
0.625%	0.625%	August 16, 2013 (initial approval by sole shareholder)

The Original Investment Sub-Advisory Agreement was most recently approved by the Board at the meeting held on June 2-3, 2021. A discussion regarding the basis for the Board’s approval of the Agreement will be made available in the Fund’s semi-annual report to Shareholders dated September 30, 2021.

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EXHIBIT E

FORM OF NEW INVESTMENT SUB-ADVISORY AGREEMENT

INVESTMENT SUB-ADVISORY AGREEMENT

AGREEMENT, dated as of [ ], 2021 by and among Infinity Core Alternative Fund (the “Fund”), Vivaldi Asset Management, LLC (the “Adviser”), and Infinity Capital Advisors, LLC (the “Sub-Adviser”).

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (“Advisers Act”);

WHEREAS, the Adviser has entered into an investment management agreement (the “Investment Management Agreement”) dated [ ], 2021 with the Fund, an investment company registered under the Investment Company Act of 1940, as amended (“Investment Company Act”);

WHEREAS, the Sub-Adviser is registered as an investment adviser under the Advisers Act;

WHEREAS, the Board of Trustees (each Board member individually a “Trustee” and together the “Trustees”) of the Fund and the Adviser desire to retain the Sub-Adviser to render investment advisory and other services to the Fund, in the manner and on the terms hereinafter set forth;

WHEREAS, the Adviser has the authority under the Investment Management Agreement with the Fund to retain sub-advisers; and

WHEREAS, the Sub-Adviser is willing to furnish such services to the Adviser and the Fund;

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, and intending to be legally bound hereby, the Fund, the Adviser and the Sub-Adviser agree as follows:

1.             APPOINTMENT OF THE SUB-ADVISER

The Adviser hereby appoints the Sub-Adviser to act as an investment adviser for the Fund, subject to the supervision and oversight of the Adviser and the Trustees of the Fund, and in accordance with the terms and conditions of this Agreement.  The Sub-Adviser will be an independent contractor and will have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed an agent of the Fund or the Adviser except as expressly authorized in this Agreement or another writing by the Fund, the Adviser and the Sub-Adviser.

2.             ACCEPTANCE OF APPOINTMENT

The Sub-Adviser accepts that appointment and agrees to render the services herein set forth, for the compensation herein provided.

The assets of the Fund will be maintained in the custody of a custodian (who shall be identified by the Adviser in writing).  The Sub-Adviser will not have custody of any securities, cash or other assets of the Fund and will not be liable for any loss resulting from any act or omission of the custodian other than acts or omissions arising in reliance on instructions of the Sub-Adviser.

3.             SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE FUND

A.           As an investment adviser to the Fund, the Sub-Adviser will be involved with all aspects of the Fund’s investment program including, without limitation, asset allocation, portfolio construction, and manager search and selection.

B.           As part of the services it will provide hereunder, the Sub-Adviser will:

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(i)           obtain and evaluate, to the extent deemed necessary and advisable by the Sub-Adviser in its discretion, pertinent economic, statistical, financial, and other information affecting the economy generally and individual underlying funds, companies or industries;

(ii)          formulate and implement a continuous investment program for the Fund as outlined in any prospectus , offering memorandum , or statement of additional information contained in the Fund’s registration statement on Form N-2 filed with the U.S. Securities and Exchange Commission (the “SEC”), as each may be amended, modified or otherwise supplemented from time to time (collectively, the “Registration Statement”);

(iii)         take whatever steps are necessary to implement the investment program for the Fund including, without limitation, securing capacity with underlying funds;

(iv)         perform extensive preliminary due diligence on underlying funds and managers and provide formal written recommendations to the Adviser for each investment;

(v)          keep the Trustees of the Fund and the Adviser fully informed in writing on an ongoing basis as agreed by the Adviser and the Sub-Adviser as to (1) all material facts concerning the investment and reinvestment of the assets in the Fund and (2) the Sub-Adviser and its key investment personnel and operations, make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Adviser or the Trustees of the Fund; and attend meetings with the Adviser and/or the Trustees, as reasonably requested, to discuss the foregoing;

(vi)         in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Fund;

(vii)        provide any and all material composite performance information, records and supporting documentation about accounts the Sub-Adviser manages, if appropriate, which are relevant to the Fund and that have investment objectives, policies, and strategies substantially similar to those employed by the Sub-Adviser in managing the Fund that may be reasonably necessary, under applicable laws, to allow the Fund or its agent to present information concerning the Sub-Adviser’s prior performance in any Registration Statement and any permissible reports and materials prepared by the Fund; and

(viii)               cooperate with and provide reasonable assistance to the Adviser, the Fund’s administrator, the Fund’s custodian and foreign custodians, the Fund’s transfer agent and pricing agents and all other agents and representatives of the Fund and the Adviser; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Adviser; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each such person so as to promote the efficient exchange of information.

C.           In furnishing services hereunder, the Sub-Adviser shall be subject to, and shall perform in accordance with, the following:  (i) the Fund’s operating agreement and/or other governing instruments, as the same may be hereafter modified and/or amended from time to time (“Governing Documents”); (ii) the currently effective Registration Statement; (iii) the Investment Company Act and the Advisers Act and the rules under each, and all other federal and state laws or regulations applicable to the Fund; (iv) the Fund’s compliance manual and other policies and procedures adopted from time to time by the Board of Trustees of the Fund; and (v) the written instructions of the Adviser.  Prior to the commencement of the Sub-Adviser’s services hereunder, the Adviser shall provide the Sub-Adviser with current copies of any Governing Documents, Registration Statement, compliance manual and other relevant policies and procedures that are adopted by the Board of Trustees of the Fund.  The Adviser undertakes to provide the Sub-Adviser with copies or other written notice of any amendments, modifications or supplements to any such above-mentioned document.

D.           The Sub-Adviser, at its expense, will furnish:  (i) all necessary facilities (including office space, furnishings, and equipment) and personnel, including salaries, expenses and fees of any personnel required for the Sub-Adviser to faithfully perform its duties under this Agreement; and (ii) administrative facilities, including bookkeeping, and all equipment necessary for the efficient conduct of the Sub-Adviser’s duties under this Agreement.

E-2

E.            On occasions when the Sub-Adviser deems the purchase of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, allocation of the securities so purchased, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner which the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients over time.  The Adviser agrees that the Sub-Adviser and its affiliates may give advice and take action in the performance of their duties with respect to any of their other clients that may differ from advice given, or the timing or nature of actions taken, with respect to the Fund.  The Adviser also acknowledges that the Sub-Adviser and its affiliates are fiduciaries to other entities, some of which have the same or similar investment objectives (and will hold the same or similar investments) as the Fund, and that the Sub-Adviser will carry out its duties hereunder together with its duties under such relationships.  Nothing in this Agreement shall be deemed to confer upon the Sub-Adviser any obligation to purchase or to recommend for purchase for the Fund any investment that the Sub-Adviser, its affiliates, officers or employees may purchase or sell for its or their own account or for the account of any client, if in the sole and absolute discretion of the Sub-Adviser it is for any reason impractical or undesirable to take such action or make such recommendation for the Fund.

F.            The Sub-Adviser will maintain all accounts, books and records with respect to the Fund as are required of an investment adviser of a registered investment company pursuant to the Investment Company Act and Advisers Act and the rules thereunder.

4.             COMPENSATION OF THE SUB-ADVISER

The Adviser will pay the Sub-Adviser a monthly advisory fee with respect to the Fund equal to 50% of any investment management fees the Adviser receives from the Fund pursuant to the Investment Management Agreement. Except as may otherwise be prohibited by law or regulation (including, without limitation, any then current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive all or any portion of its advisory fee.

5.             LIABILITY AND INDEMNIFICATION

A.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, neither the Sub-Adviser nor any of its officers, directors, partners, members or employees (its “Affiliates”) shall be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Adviser or the Fund as a result of any error of judgment or mistake of law by the Sub-Adviser or its Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser or its Affiliates for, and the Sub-Adviser shall indemnify and hold harmless the Fund, the Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the Securities Act of 1933, as amended (“1933 Act”)) (collectively, “Adviser Indemnitees”) against, any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Sub-Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Sub-Adviser which was required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon written information furnished to the Adviser or the Fund by the Sub-Adviser Indemnitees (as defined below) for use therein.

B.           Except as may otherwise be provided by the Investment Company Act or any other federal securities law, the Adviser, the Fund and their respective Affiliates shall not be liable for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by the Sub-Adviser as a result of any error of judgment or mistake of law by the Adviser, the Fund and their respective Affiliates with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Adviser for, and the Adviser shall indemnify and hold harmless the Sub-Adviser, all affiliated persons thereof (within the meaning of Section 2(a)(3) of the Investment Company Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, “Sub-Adviser Indemnitees”) against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) to which any of the Sub-Adviser Indemnitees may become subject under the 1933 Act, the Investment Company Act, the Advisers Act, or under any other statute, at common law or otherwise arising out of or based on (i) any willful misconduct, bad faith, reckless disregard or gross negligence of the Adviser in the performance of any of its duties or obligations hereunder or (ii) any untrue statement of a material fact contained in any Registration Statement, proxy materials, reports, advertisements, sales literature, or other materials pertaining to the Fund or the omission to state therein a material fact known to the Adviser that was required to be stated therein or necessary to make the statements therein not misleading, unless such statement or omission was made in reliance upon information furnished to the Sub-Adviser or the Fund by the Adviser Indemnitees for use therein.

E-3

6.             REPRESENTATIONS OF THE ADVISER

The Adviser represents, warrants and agrees that:

A.           The Adviser has been duly authorized by the Board of Trustees of the Fund to delegate to the Sub-Adviser the provision of investment services to the Fund as contemplated hereby.

B.           The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and will provide the Sub-Adviser with a copy of such code of ethics.

C.           The Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Adviser by applicable law and regulations.

D.           The Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) to the best of its knowledge, has met and will seek to continue to meet for so long as this Agreement is in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; and (v) will promptly notify the Sub-Adviser of the occurrence of any event that would disqualify the Adviser from serving as investment manager of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Adviser will also promptly notify the Sub-Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E.            The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Adviser or any of its Affiliates are a party.

7.             REPRESENTATIONS OF THE SUB-ADVISER

The Sub-Adviser represents, warrants and agrees that:

A.           The Sub-Adviser is currently in material compliance and shall at all times continue to materially comply with the requirements imposed upon the Sub-Adviser by applicable law and regulations.

B.           The Sub-Adviser (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the Investment Company Act, the Advisers Act or other law, regulation or order from performing the services contemplated by this Agreement; (iii) has met and will seek to continue to meet for so long as this Agreement remains in effect, any other applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Investment Company Act or otherwise.  The Sub-Adviser will also promptly notify the Fund and the Adviser if it is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Fund, provided, however, that routine regulatory examinations shall not be required to be reported by this provision.

E-4

C.           The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Investment Company Act and Rule 204A-1 under the Advisers Act and will provide the Adviser and the Board with a copy of such code of ethics, together with evidence of its adoption.  Within forty-five days of the end of the last calendar quarter of each year that this Agreement is in effect, and as otherwise requested, the president,   Chief Compliance Officer or a vice-president of the Sub-Adviser shall certify to the Adviser that the Sub-Adviser has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of the Sub-Adviser’s code of ethics or, if such a material violation has occurred, that appropriate action was taken in response to such violation.  Upon the written request of the Adviser, the Sub-Adviser shall permit the Adviser, its employees or its agents to examine the reports required to be made to the Sub-Adviser by Rule 17j-1(c)(1) and Rule 204A-1(b) and all other records relevant to the Sub-Adviser’s code of ethics.

D.           The Sub-Adviser has provided the Fund and the Adviser with a copy of its Form ADV Parts 1 and 2, which as of the date of this Agreement is its Form ADV as most recently filed with the SEC, and promptly will furnish a copy of all amendments to the Fund and the Adviser at least annually.  Such amendments shall reflect all changes in the Sub-Adviser’s organizational structure, professional staff or other significant developments affecting the Sub-Adviser, as required by the Advisers Act.

E.            The Sub-Adviser will notify the Fund and the Adviser of any assignment of this Agreement or change of control of the Sub-Adviser, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Fund or senior management of the Sub-Adviser, in each case prior to or promptly after, such change.  The Sub-Adviser agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

F.            The Sub-Adviser will promptly notify the Adviser of any financial condition that is likely to impair the Sub-Adviser’s ability to fulfill its commitment under this Agreement.

G.            The Sub-Adviser agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

H.           The execution, delivery and performance of this Agreement do not, and will not, conflict with, or result in any violation or default under, any agreement to which Sub-Adviser or any of its Affiliates are a party.

8.             SUPPLEMENTAL ARRANGEMENTS

The Sub-Adviser may from time to time employ or associate itself with any person it believes to be particularly suited to assist it in providing the services to be performed by such Sub-Adviser hereunder, provided that no such person shall perform any services with respect to the Fund that would constitute an assignment or require a written advisory agreement pursuant to the Investment Company Act.  Any compensation payable to such persons shall be the sole responsibility of the Sub-Adviser, and neither the Adviser nor the Fund shall have any obligations with respect thereto or otherwise arising under the Agreement.

9.             REGULATION

The Sub-Adviser shall submit to all regulatory and administrative bodies having jurisdiction over the services provided pursuant to this Agreement any information, reports, or other material which any such body by reason of this Agreement may request or require pursuant to applicable laws and regulations.

10.           RECORDS

The records relating to the services provided under this Agreement shall be the property of the Fund and shall be under its control; however, the Fund shall furnish to the Sub-Adviser such records and permit the Sub-Adviser to retain such records (either in original or in duplicate form) as the Sub-Adviser shall reasonably require in order to carry out its business.  In the event of the termination of this Agreement, such other records shall promptly be returned to the Fund by the Sub-Adviser free from any claim or retention of rights therein, provided that the Sub-Adviser may retain any such records that are required to be retained by it by law or regulation.  The Adviser and the Sub-Adviser shall keep confidential any information obtained in connection with their respective duties hereunder and shall disclose such information only if the Fund has authorized such disclosure or if such disclosure is expressly required or requested by applicable federal or state regulatory authorities, or otherwise required by law.

E-5

11.           DURATION OF AGREEMENT

This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved:  (i) by a vote of a majority of those Trustees of the Fund who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Fund’s outstanding voting securities. This Agreement shall continue in effect for a period of more than two years from the date of its execution only so long as such continuance is specifically approved at least annually by the Board of Trustees provided that in such event such continuance shall also be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

12.           TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees, including a majority of the Independent Trustees, or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days’ written notice to the Adviser and the Sub-Adviser, or by the Adviser or Sub-Adviser on sixty (60) days’ written notice to the Fund and the other party.  This Agreement will automatically terminate, without the payment of any penalty, (i) in the event of its assignment (as defined in the Investment Company Act), or (ii) in the event the Investment Management Agreement between the Adviser and the Fund is assigned (as defined in the Investment Company Act) or terminates for any other reason.  This Agreement will also terminate upon written notice to the other party that the other party is in material breach of this Agreement, unless the party in material breach of this Agreement cures such breach to the reasonable satisfaction of the party alleging the breach within thirty (30) days after written notice.

13.           AMENDMENTS TO THE AGREEMENT

Except to the extent permitted by the Investment Company Act or the rules or regulations thereunder or pursuant to exemptive relief granted by the SEC, this Agreement may be amended by the parties only if such amendment, if material, is specifically approved by the vote of a majority of the outstanding voting securities of the Fund (unless such approval is not required by Section 15 of the Investment Company Act as interpreted by the SEC or its staff or unless the SEC has granted an exemption from such approval requirement) and by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

14.           ASSIGNMENT

Any assignment (as that term is defined in the Investment Company Act) of this Agreement made by the Sub-Adviser shall result in the automatic termination of this Agreement, as provided in Section 12 hereof.   Notwithstanding the foregoing, no assignment shall be deemed to result from any changes in the directors, officers or employees of such Sub-Adviser except as may be provided to the contrary in the Investment Company Act or the rules or regulations thereunder.

15.           ENTIRE AGREEMENT

This Agreement contains the entire understanding and agreement of the parties with respect to the Fund.

16.           HEADINGS

The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

E-6

17.           NOTICES

All notices required to be given pursuant to this Agreement shall be delivered or mailed to the address listed below of each applicable party in person or by registered or certified mail or a private mail or delivery service providing the sender with notice of receipt or to such other address as specified in a notice duly given to the other party.  Notice shall be deemed given on the date delivered or mailed in accordance with this paragraph.

For:	Vivaldi Asset Management, LLC

225 W. Wacker Drive, Suite 2100

Chicago, IL 60606

Phone: 312.248.8300

Fax: 847.386.2910

For:	Infinity Capital Advisors, LLC

3475 Piedmont Road NE.

Suite 1525

Atlanta, Georgia 30305

Phone: 404.458.4448

Fax: 404.549.9080

18.           SEVERABILITY

Should any portion of this Agreement for any reason be held to be void in law or in equity, the Agreement shall be construed, insofar as is possible, as if such portion had never been contained herein.

19.           GOVERNING LAW

The provisions of this Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware, without reference to conflict of law or choice of law doctrines, or any of the applicable provisions of the Investment Company Act.  To the extent that the laws of the State of Delaware, or any of the provisions in this Agreement, conflict with applicable provisions of the Investment Company Act, the latter shall control.

20.           INTERPRETATION

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act shall be resolved by reference to such term or provision of the Investment Company Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the Investment Company Act.  Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment,” and “affiliated persons,” as used herein shall have the meanings assigned to them by Section 2(a) of the Investment Company Act.  In addition, where the effect of a requirement of the Investment Company Act reflected in any provision of this Agreement is relaxed by a rule, regulation or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21.           THIRD PARTY BENEFICIARY

The Adviser and Sub-Adviser expressly agree that the Fund shall be deemed an intended third party beneficiary of this Agreement.

E-7

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers as of the date first mentioned above.

VIVALDI ASSET MANAGEMENT, LLC

By:
Name:
Title:

INFINITY CORE ALTERNATIVE FUND

By:
Name:
Title:

INFINITY CAPITAL ADVISORS, LLC

By:
Name:
Title:

E-8

EXHIBIT F

5% OR GREATER OWNERSHIP

As of June 30, 2021, there were no record owners (or to the knowledge of the Fund, beneficial owners) of 5% or more of the Shares.

As of the Record Date, the Trustees and officers of the Fund, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

F-1

EXHIBIT G

SAMPLE BALLOT

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO	PROXY VOTING OPTIONS
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR	1. MAIL your signed and voted proxy back in the postage paid envelope provided
PROXY VOTE TODAY!
2. ONLINE at vote.proxyonline.com using your proxy control number found below

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Infinity Core Alternative Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021

The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Infinity Core Alternative Fund (the “Fund”) to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 191031 on September 28, 2021 at 10:00 a.m. eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

1 The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meeting, to comply with any recommended or required social distancing and safety guidelines, as applicable, in effect at the time of the Meeting.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-625-2588. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/vivaldi/docs/2021mtg1.pdf

Infinity Core Alternative Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	Approval of the election of Gary E. Shugrue to the Board of Trustees of the Fund;	○	○	○

2.	Any other matters that properly come before the meeting.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

PROXY CARD
SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO	PROXY VOTING OPTIONS
MATTER HOW MANY SHARES
YOU OWN. PLEASE CAST YOUR	1. MAIL your signed and voted proxy back in the postage paid envelope provided
PROXY VOTE TODAY!
2. ONLINE at vote.proxyonline.com using your proxy control number found below

SHAREHOLDER’S REGISTRATION PRINTED HERE

***BOXES FOR TYPESETTING PURPOSES ONLY***

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

3. By PHONE when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By PHONE with a live operator when you call toll-free 1-888-625-2588 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER 12345678910

Infinity Core Alternative Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON SEPTEMBER 28, 2021

The undersigned, revoking prior proxies, hereby appoints Chad Eisenberg and Marc Bassewitz, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of Infinity Core Alternative Fund (the “Fund”) to be held at the offices of Faegre Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 191031 on September 28, 2021 at 10:30 a.m. eastern time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

1 The firm is currently following CDC guidelines and requires all personnel and visitors, including shareholders who attend the Special Meeting, to comply with any recommended or required social distancing and safety guidelines, as applicable, in effect at the time of the Meeting.

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-888-625-2588. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on September 28, 2021. The proxy statement for this meeting is available at:

vote.proxyonline.com/vivaldi/docs/2021mtg1.pdf

Infinity Core Alternative Fund	PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.	SIGNATURE (AND TITLE IF APPLICABLE) DATE SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposals have been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposals if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSALS.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:

		FOR	AGAINST	ABSTAIN
1.	Approval of a new investment management agreement between the Fund and Vivaldi Asset Management, LLC (“VAM”);	○	○	○

2.	Approval of a new sub-advisory agreement among the Fund, VAM and Infinity Capital Advisors, LLC;	○	○	○

3.	Any other matters that properly come before the meeting.	○	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]